UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Midwest Holding Inc.
(Name of Registrant as Specified in Its Charter)

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NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

Of

MIDWEST HOLDING INC.

Time and Date: Tuesday, June 29, 2021, at 10:00 a.m., Central Time

Virtual Meeting: This year’s meeting may be accessed virtually at www.meetingcenter.io/250555526

Items of Business:

1.	To elect three Directors to serve until the Annual Meeting of Stockholders to be held in 2024 and one Director to serve until the Annual Meeting of Stockholders to be held in 2022, or until their successors are elected and qualified;

2.	To consider the adoption of the Midwest Holding Inc. 2020 Long-Term Incentive Plan;

3.	To hold an advisory vote on executive compensation of our named executive officers;

4.	To ratify the appointment of Mazars US LLP as our independent registered public accounting firm for 2021; and

5.	To transact such other business as may properly come before the Annual Meeting or to approve any postponements or adjournment(s) thereof.

Our Board of Directors has fixed the close of business on May 12, 2021 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Midwest’s Voting Common Stock may be voted at the Annual Meeting only if the holder is present, virtually or by valid proxy.

We cordially invite you to virtually attend the Annual Meeting. To ensure your representation at the meeting, please vote promptly even if you plan to virtually attend the meeting. You may vote by telephone, over the internet or, if you have requested paper copies of our proxy materials by mail, by signing, dating and returning the proxy card in the envelope provided. Voting now will not prevent you from voting if you virtually participate at the meeting if you are a stockholder of record and wish to do so.

To participate in the Annual Meeting as a shareholder, you must enter your control number and the password for the Annual Meeting (MDH2021), and follow the instructions for voting and submitting questions available on the meeting website. You can find or obtain your control number as follows:

•	Shareholder of Record. If you are a registered shareholder (i.e., your common shares are registered directly in your name with our transfer agent, Computershare), your control number can be found on the enclosed proxy card.

•	Beneficial Owner of Shares in Street Name. If you are a street name shareholder who holds your voting common stock through an intermediary, such as a broker, bank or other nominee, you must obtain a control number in advance to vote during the Annual Meeting. To obtain a control number, you must submit proof of your legal proxy issued by your broker, bank or other nominee by sending a copy of your legal proxy, along with your name and email address, to Computershare via email at legalproxy@computershare.com. Requests for a control number must be labeled as “Legal Proxy” and must be received by Computershare no later than 5:00 p.m., Eastern Daylight Time, on June 24, 2021. Street name shareholders who timely submit proof of their legal proxy will receive a confirmation email from Computershare that includes their control number.

Our Board of Directors recommends that you vote FOR (i) the election of the four Director nominees named in this proxy statement to our Board of Directors; (ii) adoption of the Midwest Holding Inc. 2020 Long-Term Incentive Plan; (iii) the proposal to approve the Advisory Vote on Executive Compensation; (iv) the ratification of the appointment of Mazars US LLP as our independent registered public accounting firm for 2021 and (v) the authorization to transact other proper business or to adjourn the meeting, if necessary or advisable.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ A. Michael Salem
A. Michael Salem, Co-Chief Executive Officer

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

We have elected to use the Notice and Access Model of the Securities and Exchange Commission (“SEC”), which allows us to make the proxy materials available on the Internet, as the primary means of furnishing proxy materials to stockholders. On or before May 17, 2021, we will mail to all stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions for accessing our proxy materials on the Internet and voting on the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions for requesting a printed set of proxy materials. The proxy statement, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available at www.edocumentview.com/MDH. In accordance with SEC rules, we do not use “cookies” or other software that identifies visitors accessing these materials on this website. We encourage you to access and review all of the important information contained in the proxy materials before voting.

MIDWEST HOLDING INC.
2900 South 70th Street, Suite 400
Lincoln, Nebraska 68506
____________________________________

PROXY STATEMENT
FOR 2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 29, 2021
____________________________________

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies from the stockholders of Midwest Holding Inc., a Delaware corporation, to be voted at our 2021 annual meeting of Stockholders (the “Annual Meeting”) to be conducted virtually via live webcast at www.meetingcenter.io/250555526. Stockholders who attend the Annual Meeting via the live audio webcast will be able to participate in the meeting virtually, as if attending in person. The terms “Midwest,” “Midwest Holding,” the “Company,” “we,” “us,” and “our” refer to Midwest Holding Inc. YOUR PROXY IS SOLICITED BY MIDWEST’S BOARD OF DIRECTORS. If not otherwise specified, all proxies received pursuant to this solicitation will be voted “FOR” the proposals as specified in this proxy statement and, at the discretion of the proxy holder, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof. This proxy statement (including the Notice of Annual Meeting of Stockholders) is first being made available to stockholders beginning on or before May 17, 2021. This proxy statement, including the Notice of 2021 Annual Meeting, proxy card and Annual Report for the fiscal year ended December 31, 2021, are collectively referred to herein as the “Meeting Materials.”

Proxy Voting

Stockholders of record on the record date are entitled to vote by proxy before the meeting in the following ways:

By calling 1-800-652-VOTE (8683) (toll free) in the United States or Canada	Online at www.envisionreports.com/MDH	By returning a properly completed, signed and dated proxy card

To participate in the virtual Annual Meeting as a shareholder, you must enter your control number and the password for the Annual Meeting (MDH2021), and follow the instructions for voting and submitting questions available on the meeting website. You can find or obtain your control number as follows:

•	Shareholder of Record. If you are a registered shareholder (i.e., your common shares are registered directly in your name with our transfer agent, Computershare), your control number can be found on the enclosed proxy card.

•	Beneficial Owner of Shares in Street Name. If you are a street name shareholder who holds your voting common stock through an intermediary, such as a broker, bank or other nominee, you must obtain a control number in advance to vote during the Annual Meeting. To obtain a control number, you must submit proof of your legal proxy issued by your broker, bank or other nominee by sending a copy of your legal proxy, along with your name and email address, to Computershare via email at legalproxy@computershare.com. Requests for a control number must be labeled as “Legal Proxy” and must be received by Computershare no later than 5:00 p.m., Eastern Daylight Time, on June 24, 2021 Street name shareholders who timely submit proof of their legal proxy will receive a confirmation email from Computershare that includes their control number.

Notice and Access Model

We are making the Meeting Materials available to stockholders on the Internet under the SEC’s Notice and Access model. On or before May 17, 2021, we will mail to all our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) in lieu of mailing a full printed set of the Meeting Materials. Accordingly, our Meeting Materials are first being made available to our stockholders on the Internet at www.edocumentview.com/MDH, on or before May 17, 2021. The Notice includes instructions for accessing the Meeting Materials and voting by mail, telephone or on the Internet at the foregoing address. You will also find instructions for requesting a full printed set of the Meeting Materials in the Notice. The Notice also includes instructions for attending the Annual Meeting virtually via live audio webcast.

We believe that the electronic method of delivery under the Notice and Access model will decrease postage and printing expenses, expedite delivery of Meeting Materials to you and reduce our environmental impact. We encourage you to take advantage of the availability of Meeting Materials on the Internet. If you received the Notice but would like to receive a full printed set of the Meeting Materials in the mail, you may follow the instructions in the Notice for requesting such materials.

Solicitation/Cost of the Meeting

Proxies are being solicited by Midwest’s Board of Directors (the “Board”). The costs of the solicitation will be borne by Midwest. Proxies may be solicited personally or by mail, telephone, facsimile or email by directors, officers and employees of Midwest, none of whom will receive any additional compensation for such solicitations. Midwest will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the Meeting Materials to beneficial owners of Midwest’s shares.

Principal Executive Offices

Our principal executive offices are located at 2900 South 70th Street, Suite 400, Lincoln, Nebraska, 68506.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Who can vote at the Annual Meeting?

Record holders of the outstanding shares of $0.001 par value voting common stock of Midwest (the “Common Stock”) at the close of business on May 12, 2021 (the “Record Date”) will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof. On the Record Date, there were 3,737,564 shares of Common Stock outstanding and entitled to vote.

Stockholder of Record; Shares Registered in your Name

If on the Record Date your shares were registered directly in your name with Midwest’s transfer agent, Computershare Investor Services, then you are a stockholder of record. As a stockholder of record, you may vote via the live audio webcast at the Annual Meeting or vote by proxy. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote by proxy pursuant to the instructions set forth below to ensure your vote is counted.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and Meeting Materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting virtually via the webcast. However, because you are not the stockholder of record, you may not vote your shares during the virtual Annual Meeting unless you request and obtain a valid proxy from your broker or other agent pursuant to the instructions set forth above under the subheading “Proxy Voting” on page 1 of this proxy statement. We urge you to respond to the request for instructions from your brokerage firm, bank or other organization holding your shares and instruct them to vote FOR the proposals to be considered at the Annual Meeting.

Why is the Annual Meeting being webcast online?

Due to the continued impact of the COVID-19 pandemic and to support the health and well-being of our stockholders and other participants at the Annual Meeting, the Annual Meeting will be a virtual meeting of stockholders held via a live audio webcast. The virtual meeting will provide the same rights and advantages as a physical meeting. Stockholders will be able to present questions online during the meeting through www.meetingcenter.io/250555526, providing our stockholders with the opportunity for meaningful engagement with the Company.

How do I participate in the virtual meeting?

Our Annual Meeting of stockholders will be completely virtual, conducted exclusively by live audio webcast. No physical in-person meeting will be held.

The online meeting will begin promptly at 10:00 a.m. Central Time. We encourage you to access the meeting prior to the start time leaving ample time for the check-in process. To participate in the meeting, you must enter your control number and the password for the virtual Annual Meeting (MDH2021) or, if you received a printed copy of the proxy materials, on your proxy card or the instructions that accompanied your proxy materials. You may access the Annual Meeting online, vote and submit your questions during the meeting by visiting www.meetingcenter.io/250555526. Stockholders will be able to submit questions during the meeting by following the instructions available on the meeting website. If you lose your control number, you may join the Annual Meeting as a “guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on the Record Date.

Will I be able to participate in the virtual meeting on the same basis as I would be able to participate in a live meeting?

The virtual meeting format for the Annual Meeting will enable full and equal participation by all of our stockholders from any place in the world at little to no cost. We believe that holding the Annual Meeting online will help support the health and well-being of our stockholders and other participants at the Annual Meeting as we continue to navigate the COVID-19 pandemic.

The format of the virtual meeting has been designed to ensure that our stockholders who attend will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. We will take the following steps to ensure such an experience:

●	providing stockholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per stockholder unless time otherwise permits; and

●	answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination.

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters, including those related to employment or personal insurance policy issues, are not pertinent to meeting matters and therefore will not be answered.

What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

If you encounter any technical difficulties when accessing or using the Annual Meeting website, please call the technical support number that will be posted on the Annual Meeting website login page. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our website, including information on when the meeting will be reconvened.

How do I vote prior to the meeting?

Stockholders of record can vote before the meeting as follows:

By Telephone: Stockholders may vote by telephone at 1-800-652-VOTE (8683) by following the instructions included with the Notice. You will need the control number included on the Notice in order to vote by telephone.

By Internet: Stockholders may vote over the Internet at www.envisionreports.com/MDH by following the instructions included on the Notice. You will need the control number included on the Notice to obtain your records and to create an electronic voting instruction form.

By Mail: Stockholders may request a proxy card from us by following the instructions on the Notice. When you receive the proxy card, mark your selections on the proxy card. Date and sign your name exactly as it appears on your proxy card. Mail the proxy card in the enclosed postage-paid envelope provided to you.

If your shares are held in “street name,” you must submit voting instructions to your bank, broker or other nominee. In most instances, you will be able to do this by telephone, over the Internet or by mail. Please refer to information provided by your bank, broker or other nominee on how to submit voting instructions. Alternatively, you may obtain a control number in advance to vote during the Annual Meeting. To obtain a control number, you must submit proof of your legal proxy issued by your broker, bank or other nominee by sending a copy of your legal proxy, along with your name and email address, to Computershare via email at legalproxy@computershare.com. Requests for a control number must be labeled as “Legal Proxy” and must be received by Computershare no later than 5:00 p.m., Eastern Daylight Time, on June 24, 2021. Street name shareholders who timely submit proof of their legal proxy will receive a confirmation email from Computershare that includes their control number.

The deadline for voting by telephone or electronically before the meeting is 11:59 p.m. EDT, on Monday, June 28, 2021. Mailed proxy cards with respect to shares held of record must be received by us no later than 11:00 a.m. Central Time on June 29, 2021.

What am I voting on?

The Company is presenting four proposals for stockholder vote:

1.	To elect three Directors to serve until the Annual Meeting of Stockholders to be held in 2024, and one Director to serve until the Annual Meeting of Stockholders to be held in 2022, or until their successors are elected and qualified;

2.	To consider the adoption of the Midwest Holding Inc. 2020 Long-Term Incentive Plan;

3.	To hold an advisory vote on executive compensation of our named executive officers;

4.	To ratify the appointment of Mazars US LLP as our independent registered public accounting firm for 2021.

How does the Board recommend that I vote on each of the matters?

Our Board recommends that you vote FOR Proposal 1 (election of Directors), FOR Proposal 2 (adoption of the incentive plan), FOR Proposal 3 (advisory vote on compensation and FOR Proposal 4 (ratification of appointment of Mazars US LLP).

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their best judgment.

What if I vote by proxy but do not make specific choices?

If you voted by proxy without marking any voting selections, then the proxy holders will vote your shares as recommended by the Board on all matters presented in this proxy statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Who is paying for this proxy solicitation?

Midwest will bear the cost of this solicitation, including amounts paid to banks, brokers and other nominees to reimburse them for their expenses in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of Common Stock. Our directors, officers and employees, at no additional compensation, may also solicit proxies from stockholders by personal contact, by telephone, or by other means if necessary in order to assure sufficient representation at the Annual Meeting.

Computershare Investor Services, our transfer agent, has been retained to act as inspector of elections at the Annual Meeting.

What does it mean if I receive more than one set of proxy-related materials?

If you receive more than one set of proxy-related materials, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions with respect to each set of proxy-related materials to ensure that all of your shares are voted.

Can I change my vote or revoke my proxy?

Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•	Notifying our Corporate Secretary in writing at Midwest Holding Inc., 2900 South 70th Street, Suite 400, Lincoln, Nebraska, 68506 that you are revoking your proxy;

•	Executing and delivering a later-dated proxy card or submitting a later-dated vote by telephone or the Internet; or

•	Attending the virtual meeting, revoking your proxy and voting online.

If you hold your shares in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee. To change your vote or revoke your proxy during the Annual Meeting, you must have your control number that is shown on your Notice or, if you received a printed copy of the proxy materials, on your proxy card or the instructions that accompanied your proxy materials. Simply attending the virtual Annual Meeting will not, by itself, revoke your proxy.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if at least a majority of the outstanding shares of Common Stock entitled to vote are represented by stockholders present at the Annual Meeting virtually or by proxy. On the Record Date, there were 3,737,564 shares of Common Stock outstanding and entitled to vote.

Your shares will be counted towards the quorum if you vote by mail, by telephone or through the Internet (either before or during the Annual Meeting). Abstentions and shares represented by broker non-votes that are present and entitled to vote are also counted as present for purposes of determining a quorum. If there is no quorum, the chairman of the Annual Meeting or a majority of the votes cast at the Annual Meeting may adjourn the meeting to another date.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” fails to provide instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” If the beneficial owner does not provide voting instructions, the broker or nominee cannot vote the shares with respect to “non-routine” matters, but can vote the shares with respect to “routine” matters. Typically, when brokers are able to vote the shares, they vote in favor of the matter.

As long as one of the matters is deemed to be a “routine” matter, such as an adjournment proposal, proxies reflecting broker non-votes (if any) will be counted towards the quorum requirement. Proposals 1, 2, and 3 are not considered “routine” matters.

Whether a matter is “routine” or not is generally determined by rules of the New York Stock Exchange (which regulates most banks, brokers and others acting as nominees), and it may make a determination that is different from what we believe to be the case. If that occurs, brokers may be able to vote your shares on matters we believe to be not routine, or not vote your shares on matters that we believe to be routine. Accordingly, we strongly encourage you to submit your proxy and exercise your right to vote as a stockholder to ensure that your shares are voted in the manner in which you want them to be voted.

How are votes counted and voting requirements?

Votes will be counted by the inspector of elections appointed for the Annual Meeting, which will separately count “For” and “Against” votes, abstentions and, if any, broker non-votes.

The holders of shares of Common Stock are entitled to one vote per share. Cumulative voting rights for the election of directors is not allowed.

The voting requirements to approve each proposal is as follows:

Proposals	Board Recommendation	Votes Required	Effect of Abstentions	Effect of Broker Non-Votes
Election of Directors	FOR each nominee	Plurality of votes cast*	None	None
Approval of the 2020 Long-Term Incentive Plan	FOR	Majority of votes cast	None	None
Advisory Vote to Approve Executive Compensation ("Say on Pay" Vote)	FOR	Majority of votes cast	None	None

Ratification of Independent Registered Public Accounting Firm	FOR	Majority of votes cast	None	None (Routine Matter)

*	Directors are elected by a plurality of votes (i.e., more than the other candidate counterparts even if less than a majority).

If an adjournment is necessary, the affirmative vote of a majority of the votes cast is required to approve the adjournment proposal. Abstentions are not considered to be votes cast and will have no effect on the outcome of a vote to adjourn. If you are a stockholder of record and you return your signed and dated proxy card without providing specific voting instructions on the adjournment proposal, or do not specify your vote on the adjournment proposal when voting using the telephone or internet, your shares will be voted “FOR” the adjournment proposal in accordance with the recommendations of the Board. If you are a stockholder of record and you fail to return your proxy card, or to vote at all using the telephone or internet, it will have no effect.

We also believe that the proposal to ratify Mazars US LLP as our independent registered public accounting firm and the adjournment proposal are deemed to be “routine” matters. Therefore, if you are a beneficial owner of shares registered in the name of your broker or other nominee and you fail to provide instructions to your broker or nominee as to how to vote your shares on these two proposals, we believe that your broker or nominee will have the discretion to vote your shares on each proposal.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file with the SEC no later than four business days after the conclusion of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K on or before the fourth business day after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

How will voting on any other business be conducted?

We do not expect any matters to be presented for a vote at the Annual Meeting other than the four matters described in this proxy statement. If you grant a proxy, either of the officers named as proxy holders, Michael Minnich or A. Michael Salem, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters that are property presented for a vote at the Annual Meeting and at any adjournment or postponement that may take place.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board is divided into three classes (commonly known as a “staggered” Board), each class to be as nearly equal in number as possible.  At each annual meeting of stockholders, members of one of the classes, on a rotating basis, are generally elected for a three-year term. The total authorized number of Directors is currently set at twelve. In connection with our commitment to diversity, on May 7, 2021, our Board increased the size of our Board from seven to nine members and nominated Nancy Callahan and Diane Davis for election to our Board at the Annual Meeting as Class I Directors. In addition, pursuant to our Certificate of Incorporation which requires that each of the three staggered classes of directors be nearly equal in the number of directors as possible, we moved Jack Theeler from the Class I category to the Class II category.  The following table sets forth, by class, the current members of our Board and the two nominees (Ms. Callahan and Ms. Davis) which our Board has recommended for election by our stockholders at the Annual Meeting to fill the two new open Board seats as of the date of this proxy statement:

Term Expiring at the 2021 Annual Meeting (Class I Directors)	Terms Expiring at the 2022 Annual Meeting (Class II) Directors	Terms Expiring at the 2023 Annual Meeting (Class III Directors)
Firman Leung (current member and nominee)	John Hompe	Michael Minnich
Nancy Callahan (nominee)	Sachin Goel	A. Michael Salem
Diane Davis (nominee)	Jack Theeler (current member and nominee)	Douglas Bratton

Stockholders are being asked to elect four Directors at the Meeting. The Board is recommending re-election of Firman Leung as a Class I Director, and election of Nancy Callahan and Diane Davis as Class I Directors to fill the two additional Board seats created in connection with the recent authorization to expand our Board, all to serve a three-year term expiring at the annual meeting of stockholders in 2024. In connection with the expansion of the Board and due to the reassignment of Jack Theeler from a Class I to a Class II Director, the Board is recommending the re-election of Jack Theeler to serve a one-year term expiring at the annual meeting of stockholders in 2022.

The persons named in our form of proxy will vote the shares represented by such proxy for the election of the nominees for Director named above unless other instructions are shown on the proxy card. If, at the time of the meeting, a nominee becomes unavailable for any reason, which is not expected, the persons entitled to vote the proxy will vote for such substitute nominee, if any, as they determine in their sole discretion, or we may reduce the size of the Board.

Biographical information and qualifications for the persons nominated as a Director, and for each person whose term of office as a Director will continue after the 2021 Annual Meeting, is set forth below under the caption “Information Concerning Executive Officers and Directors”.

Should any of the nominees become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substitute nominee or nominees; however, the Board knows of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors if elected.

Directors are elected by a plurality vote of the shares virtually present in person or represented by proxy at the Annual Meeting, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. Any shares not voted (whether by withholding the vote, broker non-vote or otherwise) have no impact in the election of the four Directors. If you sign your proxy card but do not give instructions with respect to the voting of Directors, your shares will be voted for Firman Leung, Nancy Callahan, Diane Davis and Jack Theeler. However, if you hold your shares in street name and do not instruct your broker how to vote in the election of Directors, your shares will constitute a broker non-vote and will not be voted for any of the Director nominees.

In light of the individual skills and qualifications of each of our Director nominees, our Board has concluded that each of our Director nominees should be elected to our Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IDENTIFIED IN THIS PROPOSAL 1.

Director Independence

Under the rules of the Nasdaq Capital Market, independent directors must comprise a majority of our Board as a public company within one year of listing.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director and director nominee. Based upon information requested from and provided by each director and director nominee concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Nancy Callahan, Diane Davis, Sachin Goel, John Hompe, Firman Leung and Jack Theeler do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is, or will be upon election, “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements of the Nasdaq Listing Rules. In making this determination, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. These six independent directors and director nominees, currently constitute and will continue to constitute, a majority of the Board if elected.

Our Board has determined that Michael Minnich and A. Michael Salem are not independent due to their executive officer and employee positions with our company, and their personal and shared beneficial stock ownership places them among our largest stockholders. In addition, our Board has determined that Douglas Bratton is not independent by virtue of his affiliation with one of our largest stockholders.

Board Meetings and Committees

The Board meets at such times as are necessary and generally on the dates of regularly scheduled Board meetings and at such other times as may be necessary.

There are three standing committees appointed by the Board: the Audit Committee, a Compensation Committee and a Nominating/ Corporate Governance Committee. Each committee has the power to employ the services of outside consultants and to have discussions and interviews with personnel of the Company and others. The principal functions of the committees are summarized as follows:

Audit Committee

The primary purposes of our Audit Committee are to:

•	review and provide oversight regarding the integrity of our financial statements;

•	assess the qualifications and independence of our independent auditors and our internal financial and accounting controls;

•	appoint, and oversee compensation, retention (including termination) and oversight of our independent auditors, with our independent auditors reporting directly to the Audit Committee; and

•	prepare the audit committee report required to be included in our annual proxy statement.

Our Audit Committee consists of John Hompe, Firman Leung and Jack Theeler. In addition, we intend to appoint Diane Davis to our Audit Committee if she is elected to the Board at the Annual Meeting. Our Board has determined that all members are independent under the Nasdaq Listing Rules and Rule 10A-3(b)(1) of the Exchange Act. The chair of our audit committee is John Hompe. Our Board has determined that John Hompe is an “audit committee financial expert” as such term is currently defined in Item 407(d)(5) of Regulation S-K. Our Board has also determined that each member of our audit committee can read and understand fundamental financial statements, in accordance with applicable requirements. In arriving at these determinations, the Board has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance and investment sector. The Audit Committee is governed by a charter that complies with the rules of Nasdaq.

Compensation Committee

The Compensation Committee of our Board approves the compensation objectives for the Company, the compensation of our co-chief executive officers and approves, or recommends to our Board for approval, the compensation for other executives. The Compensation Committee reviews all compensation components, including base salary, bonus, benefits and other perquisites.

Our Compensation Committee consists of John Hompe, Firman Leung and Sachin Goel. In addition, we intend to appoint Nancy Callahan to our Compensation Committee if she is elected to the Board at the Annual Meeting. Our Board has determined that all of its members are independent under the Nasdaq Listing Rules and are “nonemployee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The chair of our Compensation Committee is Sachin Goel. The Compensation Committee is governed by a charter that complies with the rules of Nasdaq.

Nominating and Corporate Governance Committee

The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our bylaws. On January 28, 2021, our Board formed a Nominating and Corporate Governance Committee. The primary purposes of our Nominating and Corporate Governance Committee are to assist the Board in:

•	identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board;

•	developing and recommending to the Board and overseeing implementation of our corporate governance guidelines;

•	coordinating and overseeing the annual self-evaluation of the Board, its committees, individual directors and management in the governance of Midwest; and

•	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

Our Nominating and Corporate Governance Committee consists of Jack Theeler and John Hompe. In addition, we intend to appoint Nancy Callahan and Diane Davis to our Nominating and Corporate Governance Committee if they are elected to the Board at the Annual Meeting. Our Board has determined that both of its members are independent under Nasdaq Listing Rules and are “nonemployee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The chair of our Nominating and Corporate Governance Committee is John Hompe.

The Nominating and Corporate Governance Committee is governed by a charter that complies with the rules of Nasdaq.  As this committee was recently formed, it did not hold any meetings in 2020.

Board’s Role in Risk Oversight

Our Board has an active role in overseeing the management of our risks. Our Board is responsible for general oversight of risks and regular review of information regarding our risks, including liquidity risks and operational risks. This oversight responsibility of the Board is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. This reporting is designed to focus on areas that include strategic, operational, financial and reporting, compensation, compliance and other risks. For example, the Board regularly receives reports regarding the investments and securities held by our insurance subsidiaries, as well as other reports regarding their insurance business.

Our Board is also responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The audit committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting. Although the audit committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through discussions from audit committee members about such risks. Our Board believes its administration of its risk oversight function has not negatively affected our Board’s leadership structure.

Stockholder Nominations for the Board of Directors

Midwest has not made any material changes to the procedures by which stockholders may recommend nominees to the Board.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our executive officers, including our principal executive officer, principal financial officer, principal accounting officer and controller and persons performing similar functions in accordance with applicable federal securities laws. Our Board is responsible for overseeing our Code of Ethics and any waivers applicable to any director, executive officer or employee. We have also adopted a Code of Conduct and Conflicts of Interest Policy that includes provisions covering related persons transactions. In general, any transaction, or proposed transaction, to which the Company and any director, director nominee, executive officer, more than 5% stockholder or immediate family member of such persons was, is or will be a participant must be reviewed and approved or ratified by our audit committee of the Board.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act of 1934, as amended, requires our Directors, officers and persons who beneficially own more than 10% of our Common Stock to file certain reports of beneficial ownership with the Securities and Exchange Commission.  These reports show the Directors’, officers’ and greater than 10% stockholders' ownership and the changes in ownership of our common stock and other equity securities.  The SEC regulations also require that a copy of all such Section 16(a) forms filed must be furnished to us by the person or entity filing the report.  To the Company’s knowledge, during the fiscal year ended December 31, 2020, all reports required to be filed pursuant to Section 16(a) were filed on a timely basis, except for the following:

•	Richard Vecchiolla, at the time serving as Chief Executive Officer of one of our subsidiaries, filed on June 24, 2020, (two days late) a Form 3 (initial report of ownership) which was due on June 22, 2020.

•	Steven Oss, our former Chief Accounting Officer, filed a late Form 4 on August 7, 2020, which reported the grant of an exempt stock option on July 31, 2020.

•	John Hompe, Board member, filed a late Form 4 on March 9, 2021, which reported the purchase of voting common stock on December 17, 2020.

Interlocks

The Compensation Committee members are not officers or employees of our company, and there is not, nor was there during fiscal 2020, any compensation committee interlock (in other words, no executive of Midwest serves as a Director or on the compensation committee of a company that has one or more executives serving on our Board or our Compensation Committee).

Information Concerning Executive Officers and Directors

The following table sets forth, as of May 1, 2021, certain information regarding our executive officers, current directors and nominees to the Board to be elected at the Annual Meeting.

Name	Age	Position	Director/Officer Since
Michael Minnich	50	Co-Chief Executive Officer, Director	2019

A. Michael Salem	40	Co-Chief Executive Officer, Director	2019

Shyamal Somaroo	51	Chief Technology Officer	2020

Deb Havranek	64	Chief Financial Officer and Treasurer	2015

Eric J. Del Monaco	43	Chief Risk Officer, Midwest, and Chief Executive Officer, 1505 Capital (1)	2020

John Hompe	60	Director	2015

Firman Leung	63	Director	2016

Jack Theeler	75	Director	2012

Sachin Goel	40	Director	2019

Douglas Bratton	62	Director	2020

Nancy Callahan	60	Director Nominee	2021

Diane Davis	53	Director Nominee	2021

(1)	Eric Del Monaco became Chief Executive Officer of 1505 Capital LLC effective March 31, 2021.

Michael Minnich.  Mr. Minnich has over 25 years of experience in insurance, a private investment company, technology, risk-management, and investing. He was named Executive Chairman of Midwest on April 30, 2019 and Co-Chief Executive Officer on November 16, 2020. Mr. Minnich was named President and a member of the Board of American Life in June 2018. Mr. Minnich is a Founder and has been Co-Chief Executive of Vespoint Capital LLC, along with Mr. Salem, since 2018. Since July 2010, he has been managing member of Rendezvous Capital LLC, a New York firm advising insurers on capital and investments. From February 2013 to May 2017, he was Chief Investment Officer of A-Cap, an insurance holding and investment company. Mr. Minnich graduated with a Bachelor of Science degree in Electrical Engineering in 1994 and an MBA in 1995 from the Massachusetts Institute of Technology.

A. Michael Salem. Mr. Salem has over 16 years of experience in insurance distribution, insurance investing, and technology. He was appointed Chief Executive Officer and a Director of Midwest on April 30, 2019 and Co-Chief Executive Officer on November 16, 2020. He has served as Chairman of American Life since June 2018. Mr. Salem is a Founder and has been Co-Chief Executive Officer of Vespoint Capital LLC since 2018. In addition, he has served as managing member of AMS Advisors LLC since January 2011. From July 2013 to August 2017, he was Co-Founder, Managing Principal and Co-Head of Advisory Capital at Vanbridge LLC, an investment management firm. Mr. Salem graduated with a Bachelor of Science degree in Computer Science from Brown University in 2003 and obtained a Master’s degree in Electrical Engineering from Stanford University in 2005.

Shyamal Somaroo. Mr. Somaroo is our Chief Technology Officer and has over 20 years of experience across technology and quantitative finance. Prior to joining Midwest, he was the head of valuations at Barclays Africa where he oversaw valuations for all derivative positions across all African trading desks. Prior to Barclays, Mr. Somaroo was a Director at Merrill Lynch in New York overseeing valuations for the global credit derivative portfolio. Prior to that, he was a consultant at McKinsey & Co and a technology scout at Pfizer’s Discovery Technology Center in Cambridge, MA. Mr. Somaroo received his Ph.D. from Cambridge University (UK) and has held post-doctoral positions at Harvard and M.I.T.

Debra K. Havranek.  Ms. Havranek is our Vice President, Chief Financial Officer and Treasurer and has worked for us since 2014. She has more than 25 years of experience in corporate reporting in the life insurance, banking, and consumer packed goods industries. Previously, she served from April 2006 to June 2014 as Manager of Finance at Conagra Brands, a large publicly traded corporation. Ms. Havranek holds a B.S.B.A. in Accounting from the University of Nebraska-Omaha and is a Certified Public Accountant.

Eric J. Del Monaco.  Mr. Del Monaco is Midwest’s Chief Risk Officer and also Chief Executive Officer of 1505 Capital LLC, with over 21 years of broad financial services experience. Prior to joining Midwest, Mr. Del Monaco was Head of Global Markets for Natixis Management Services-North America, a global asset management company, from January 2019 to October 2020. He has also held senior positions at Nomura where he served on Nomura Americas Global Markets executive committee from 2009 to 2015. Prior to his employment with Nomura, he ran Credit Structuring at Lehman Brothers and Barclays Capital in New York, where his specialties included credit derivatives, counterparty risk and complex repackagings. Mr. Del Monaco also spent five years as part of Citigroup’s European Structured Credit business in London from 2001 to 2006 where he focused on clients in Southern Europe, Turkey and the Middle East. He started his career at Chase Manhattan Bank. Mr. Del Monaco holds a Bachelor of Science in Quantitative Economics from Tufts University.

John Hompe.  Mr. Hompe was the Managing Partner and co-founder of J.P. Charter Oak Advisors LLC, a private investment firm focused on the financial services industry from 2012 to 2019. Mr. Hompe has worked in the financial services sector for more than 35 years. He has held numerous board positions with insurance companies during his career. From 2003 through 2012, Mr. Hompe worked in investment banking and asset management (KBW Asset Management from 2011 through 2012 as a Managing Director and Keefe Bruyette & Woods, Inc. from 2003 to 2011 as Co-Head of Insurance and Asset Management Investment Banking). Mr. Hompe served as an observer on the Board of Directors of International Planning Group, Ltd., an international life insurance broker, and Preparis Inc., a provider of business continuity services. From 2010 to 2012, he was an independent director of Island Capital, a Bermuda investment company. He also was a director and a member of the executive committee of Island Capital’s predecessor company, EIC Corporation Ltd., a Bermuda-domiciled insurance holding company, and Exporters Insurance Company, a New York-based trade credit insurer from 2005 to 2010. He was an outside director of North American Insurance Leaders, Inc. (Nasdaq: NAIL), a special purpose acquisition corporation focused on the insurance distribution sector in 2007. He also served as a director of FIHC, a Barbados-domiciled insurance holding company, and Facility Insurance Company, a Texas workers compensation company from 2001 to 2003. Mr. Hompe was a Board Member of American Life from 2015 through June 2018. Mr. Hompe received a Bachelor of Arts degree in Politics (cum laude) from Princeton in 1983, with distinction in American Studies.

Firman Leung.  Mr. Leung has over 30 years of experience in the financial services industry as an Investment and Capital Markets Banker in New York, London and Hong Kong. From 2016 through November 2020, he served as the Managing Principal of Columbus Circle Capital, LLC in New York, and the Executive Managing Director of Investment Banking and Capital Markets at American Capital Partners, LLC, also in New York. From 2012 to 2015, he served as Managing Director, Investment Banking and Capital Markets at RCS Capital Corporation, New York. From 2002 to 2012, he was Managing Director, Capital Raising, at Sandler O’ Neill & Partners, L.P., New York. Mr. Leung received his BS in Economics from The Wharton School at University of Pennsylvania and his MBA degree from The Amos Tuck School at Dartmouth College.

Jack Theeler.  Mr. Theeler is a partner in the Morgan Theeler law firm of Mitchell, South Dakota where he has been employed since 1971. He has a bachelor’s degree in accounting (1968) and a law degree (1971) from the University of South Dakota. In law school he was Editor in Chief of the South Dakota Law Review. He was the first Chairman of the South Dakota Lottery Commission, serving from 1986 to 1992. He is a member of American Bar Association, the State Bar of South Dakota, the Association of Defense Trial Attorneys, the South Dakota Defense Lawyers Association and an associate in the American Board of Trial Advocates. He was a founding board member of Great Plains Financial Corp. as well as Great Plains Life Assurance, and is also a board member of American Life.

Sachin Goel. Mr. Goel is a Certified Financial Analyst (CFA) charterholder and serves as a Managing Director on the investment team and leads the capital markets activity for Brightwood Capital Advisors, LLC in New York. He joined Brightwood in 2013. Prior to joining Brightwood, Mr. Goel was a Managing Director in Macquarie Capital USA’s credit trading division from 2009-2013, where he was responsible for a portfolio of distressed and high-yield corporate credits. Mr. Goel received a Bachelor of Arts in Economics from the University of Chicago in 2003 and became a CFA charterholder in 2006.

Douglas Bratton.  Mr. Bratton is the Founder, President, Chief Investment Officer and majority owner of Crestline Investors, Inc., the general partner of Crestline Management, L.P., an institutional alternative investment management firm. Mr. Bratton is also sole director of Bratton Capital, Inc., which is the general partner of Bratton Capital Management L.P. Mr. Bratton has been an investment professional specializing in alternative asset strategies since 1983 and has managed assets on behalf of the Bass family of Fort Worth, Texas, since 1988. Mr. Bratton has served on the Board of Directors of Bounty Minerals Corporation, a private company, since 2014, and the Board of Visitors of Duke University’s Fuqua School of Business since 2013. Mr. Bratton has served on the Board of Directors of Aquestive Therapeutics, Inc. (Nasdaq: AQST) since January 2004. Mr. Bratton received a B.S. from North Carolina State University in 1981 and an M.B.A. with Honors from Duke University in 1984.

Nancy Callahan. Ms. Callahan has over 25 years of experience acting as a versatile business leader, delivering market differentiation and financial gains through profit and loss oversight, general management, strategy, corporate governance, product development and business development. She is currently serving, and has been since 2017, as Global VP of Strategy for SAP Customer Success Services in Bellevue, Washington and St. Petersburg, Florida, as well as Global VP of Strategy and Growth for SAP Digital Business Services in both Walldorf, Germany and Bellevue. From 2015 to 2017, Ms. Callahan served as Chief of Staff to an SAP Board Member for the SAP Business Networks and Applications Group. During 2014, she served as Chief of Staff to the President and COO of Concur Technologies (“Concur”), also in Bellevue. From 2013 to 2014, Ms. Callahan served as Senior Director of Platform and Web Services at Concur. From 2010 to 2012, she served as Senior Director of Product Development and Mobile Strategy with Concur. From 2001 to 2009, Ms. Callahan worked at American International Group (“AIG”) in New York, serving in many different capacities including VP of Commercial Insurance with the Financial Institutions Division, VP of the Professional Liability Division and VP of Business Development in the AIG Identity Theft & Fraud Division. Ms. Callahan received her BS in Systems Engineering from the School of Engineering and Applied Sciences at the University of Virginia and her MBA in Finance from the University of Virginia’s Darden School of Business. Additionally, she has completed the Women Board Directors Development Program with the Foster School of Business at the University of Washington.

Diane Davis. Ms. Davis has nearly 20 years of experience in executive positions utilizing her practical background in data governance, risk management, finance and leadership to be an engaged and thoughtful board member. She is currently serving, and has been since March 2020, as a Board Member with First Financial Northwest Bank in Renton, Washington. Additionally, Ms. Davis is currently serving, since 2014, as Board Member of the Habitat for Humanity for Seattle-King County, also located in Renton. In this capacity, she serves as the Secretary and Governance Committee Chair. From 2016 to 2019, Ms. Davis served as President and CEO of Farmers New World Life Insurance Company in Bellevue, Washington. From 2013 to 2016, she served as Chief Risk Officer of Zurich Insurance Company’s Global Life North America region. From 2010 to 2013, Ms. Davis served as Chief Risk Officer of Farmers New World Life Insurance Company. From 2003 to 2010, she served in various senior executive roles at Kemper Investors Life Insurance Company. Ms. Davis received her BS in Actuarial Science from the University of Illinois at Urbana-Champaign and her MBA from the University of Washington. She is a Fellow of the Society of Actuaries.

Family Relationships and Other Arrangements

There are no family relationships among our directors and executive officers.

Executive Compensation

The following table sets forth the compensation paid or accrued in the years indicated by Midwest to its co-Chief Executive Officers ("CEOs"), Michael Minnich and A. Michael Salem, as well as the two other highest paid executive officers of Midwest. Our Compensation Committee reviews executive officer compensation on an annual basis.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus		Option Awards		All Other Compensation		Total
Michael Minnich, Co-Chief Executive Officer, Director(1)	2020	$256,250	$250,000	(7)	$111,285	(6)	$16,505	(8)	$634,040
	2019	250,000	-		-		3,074	(3)	253,074

A. Michael Salem, Co-Chief Executive Officer, Director(1)	2020	$256,250	$250,000	(7)	$111,285	(6)	$7,987	(3)	$625,522
	2019	250,000	-		-		-		250,000

Mark Oliver, former President(2)	2020	$250,000	$100,000	(7)	$10,551	(4)	$24,800	(5)	$385,351
	2019	250,000	50,000		7,300	(4)	25,400	(5)	332,700

Richard Vecchiolla, former Chief Executive Officer, 1505 Capital(9)	2020	$568,343	$-		$-		$8,550	(3)	$576,893

We sponsor a 401(k) Plan for all eligible employees who complete one year of employment with us. The Plan was amended in December 2020 to allow for us to contribute 3% of the employee’s salary to the employee’s 401(k) and match up to 4% of the employee contributions up to the maximum allowed by law.

Outstanding Equity Awards at 2020 Fiscal Year End

On July 19, 2019, options to purchase 17,900 shares of our voting common stock with an exercise price of $25.00 per share were granted to our officers, directors, and employees. On July 31, 2020, September 28, 2020, and November 16, 2020, options to purchase 22,900, 6,667 and 35,058, additional shares, respectively, of our voting common stock were granted under the 2019 Plan. The grants had an exercise price of $25.00, $32.00 and $41.25 per share, respectively. Also on November 16, 2020, another 18,597 shares were awarded as a restricted grant under the 2019 Plan, and options to purchase 168,002 shares of our voting common stock our voting common stock were awarded with an exercise price of $41.25 per share under the 2020 Plan.  The consideration for the options under the 2020 Plan is recorded once the stockholders approve the 2020 Plan at the Annual Meeting.

The following table sets forth the options granted to its Co-CEOs, Mike Minnich and A. Michael Salem and the two other highest paid executive officers of Midwest.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(#)		Option exercise price($)	Option expiration date
Michael Minnich	—	74,751	(1)	$41.25 per share	11/16/30
A. Michael Salem	—	74,751	(1)	$41.25 per share	11/16/30
Mark A. Oliver		7,300		$25.00 Per share	(2)
Richard Vecchiolla	—	—		—	—

(1)	The options vest in equal installments 60 days after each of the first five anniversaries of the date of grant (11/16/2020), subject to accelerated vesting under certain circumstances.
(2)	Mr. Oliver resigned in April 2021 and in connection therewith his options expired unexercised.

Long-Term Incentive Plans

We have adopted two equity incentive plans, the Midwest Holding Inc. 2019 Long-Term Incentive Plan and the 2020 Long-Term Incentive Plan (collectively, the “Plans”).  The 2019 Plan was approved by our stockholders at our annual meeting of stockholders in June 2019.  We intend to seek approval of our 2020 Plan at our Annual Meeting of stockholders in 2021.

The terms of the Plans are essentially the same except the 2019 Plan provides that a maximum of 102,0000 shares of our voting common stock (“common stock”) may be issued in conjunction with awards granted under the 2019 Plan while the 2020 Plan provides that a maximum of 350,000 shares of our common stock may be issued in conjunction with awards granted under the 2020 Plan.  In addition, the 2019 Plan will expire on March 26, 2029, while the 2020 Plan expires on November 16, 2030.  However, the terms and conditions of the Plans will continue to apply after the relevant expiration dates to all 2019 and 2020 Plan awards granted prior to relevant expiration date until they are no longer outstanding pursuant to the terms of such awards.

The purposes of the Plans are to create incentives which are designed to motivate participants to put forth maximum effort toward our success and growth and to enable us to attract and retain experienced individuals who, by their position, ability and diligence are able to make important contributions to our success, and thereby to enhance stockholder value.

Under the Plans, we may grant stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance units, performance bonuses, stock awards and other incentive awards to our employees or those of our subsidiaries or affiliates. We may also grant nonqualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance units, stock awards and other incentive awards to any persons rendering consulting or advisory services and non-employee directors.

Executive Employment Agreements

On November 16, 2020 we entered into employment agreements with A. Michael Salem and Michael Minnich, our Co-Chief Executive Officers. The terms and conditions of these employment agreements are identical and are set forth in our Report on Form 8-K dated November 18, 2020. A summary description of each employment agreement is set forth below. Among other things, the employment relationships are “at will” and the agreements provide:

•	Initial term: Three years, with an evergreen feature.
•	Base salary of $300,000 (“Base Salary”)
•	Bonus:
o	Eligible for an annual target bonus of 75% of current Base Salary (“Target Bonus”).
o	Actual annual bonus may range from 0% to 150% of Base Salary.
o	For 2020 performance year, minimum bonus of $250,000.
•	Equity compensation: Conditionally granted a stock option for 81,569 shares of voting common stock with an exercise price of $41.25 pursuant to the 2020 Long-Term Incentive Plan.
•	Benefits: Retirement and other benefits as are customarily provided to similarly situated executives of the Company.
•	Termination: Either the Company or the executive, respectively, may terminate each of the agreements prior to the expiration of its term at any time upon written notice, with certain identified consequences to follow.

We were also a party to an amended employment agreement with Mark Oliver, our former President. Effective April 2, 2021, the Company and Mr. Oliver mutually agreed to terminate his employment.

Director Compensation

In 2020, directors who were not our employees received $1,000 for each meeting of the Board they attended in person and $350 per meeting they attend via telephone. Directors received an annual retainer of $5,000. Directors also are reimbursed for reasonable expenses related to their personal attendance at meetings. Our Board reviews director compensation on an annual basis. Additionally, in 2019, outside directors received an award of options to purchase 100 shares of our voting common stock. The options vest one third in 2021 and two thirds in 2023 and are exercisable for a period of 10 years at $25.00 per share.

The following table sets forth the compensation paid or accrued by us to our directors, other than directors who are also named executive officers, for the last completed fiscal year.

Name	Year	Fees Earned or Paid in Cash	Option Awards(1)
John Hompe	2020	$19,219	$91

Firman Leung	2020	18,187	91

Jack Theeler	2020	14,850	91

Sachin Goel(2)	2020	17,567	91

Douglas Bratton(3)	2020	15,600	-

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table sets forth certain information as of December 31, 2020 regarding the beneficial ownership of our voting common stock by (i) each officer and director, and (ii) all of our executive officers and directors as a group, and (iii) each person who we believe to be the beneficial owner of more than 5% of our outstanding voting common stock. Unless otherwise indicated, the address of each beneficial owner is c/o Midwest Holding, Inc., 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506.

	Voting Common Stock
Name	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors:
Michael Minnich(1)	415,961	11.1%

A. Michael Salem(2)	203,298	5.4%

Eric Del Monaco(3)	64,155	1.7%

John Hompe	100	*

Firman Leung(4)	—	*

Jack Theeler	108	*

Sachin Goel(5)	4,444	0.2%

Douglas Bratton(6)	444,444	11.9%

Named Executive Officers and Directors as a Group
(8 persons):	1,132,510	30.3%

Beneficial Owners of More than Five Percent:
Crestline Assurance Holding LLC(6)	444,444	11.9%

* Represents beneficial ownership of less than 1%.

(1)	Consists of 2,785 shares of voting common stock directly owned by Mr. Minnich and 413,176 shares of voting common stock indirectly owned Rendezvous Capital, LLC, an entity controlled by Mr. Minnich and owned by Mr. Minnich and his spouse. Mr. Minnich’s address is 7 East 20th Street, Apartment 12F, New York, New York 10003.

(2)	Consists of 203,298 shares of voting common stock indirectly owned through AMS Advisors, LLC an entity which Mr. Salem controls and owns. Mr. Salem’s and AMS Advisors, LLC’s address is 1075 Old Post Road, Bedford, New York 10507.

(3)	Includes 18,597 shares of voting common stock subject to vesting requirements pursuant to a restricted stock award granted to Mr. Del Monaco under the Company’s equity incentive plan.

(4)	Mr. Leung’s address is 241 Central Park West, New York, NY 10024

(5)	Held by the Goel Family LTD Partnership II, a family investment partnership, in which Mr. Goel’s father is the general partner and Mr. Goel is one of three limited partners.

(6)	The following information was obtained from a Schedule 13D filed by Douglas Bratton, Crestline Investors, Inc., Crestline Management, L.P. and Crestline Assurance Holdings LLC with the SEC on May 4, 2020. These securities are held directly by Crestline Assurance Holdings LLC (“Crestline”). The Manager of Crestline is Douglas Bratton and the sole member of Crestline is Crestline Management, L.P. (“Crestline Management”). Crestline Investors, Inc. (“Crestline Investors”) is the general partner of Crestline Management. Douglas K. Bratton is the sole director of Crestline Investors. Mr. Bratton has voting and investment power over all securities held by Crestline, except for, with respect to voting power, the 74,425 shares of voting common stock covered by the proxy granted to Vespoint LLC pursuant to the Stockholders Agreement described under “Certain Relationships and Related Transactions” below. Crestline Management, Crestline Investors and Mr. Bratton may each be deemed to beneficially own the securities held by Crestline. Therefore, Crestline, Crestline Management, Crestline Investors and Mr. Bratton share the power to (i) vote and direct the vote of 370,019 shares of our voting common stock beneficially owned by Crestline and (ii) dispose of and direct the disposition of the 444,444 shares of voting common stock beneficially owned by Crestline. Mr. Bratton is a member of our Board. The address of Crestline is 201 Main Street, Suite 1900, Fort Worth, Texas 76102.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

Xenith

On June 28, 2018, we underwent a change in control as a result of the closing of the Xenith Agreement. On June 18, 2019, Xenith converted preferred stock and loans of $20,600,000 into 2,001,070 shares of our voting common stock. Xenith is a controlled subsidiary of Vespoint, which is also the manager of Xenith. In August 2020, shares of our voting common stock owned by Xenith were distributed to its members, including Vespoint. Vespoint is owned and managed by AMS Advisors LLC, a Delaware limited liability company (“AMS”), and Rendezvous Capital LLC, a New York limited liability company (“Rendezvous”). On November 10, 2020, shares of our voting common stock owned by Vespoint were distributed to its members, including AMS and Rendezvous. Each of Vespoint, AMS and Rendezvous is a private investment company controlled by Michael Minnich and A. Michael Salem, who are the co-chief executive officers of Vespoint and who are now executive officers and directors of the Company.

Crestline

On April 24, 2020, we entered into a Securities Purchase Agreement (the “Crestline Agreement”) with Xenith, Vespoint and Crestline. Pursuant to the Crestline Agreement, Crestline purchased 444,444 shares of our voting common stock, at a purchase price of $22.50 per share for $10.0 million. In connection with the Crestline Agreement, on April 24, 2020, we entered into a stockholders agreement (the “Stockholders Agreement”) with Xenith, Vespoint, Michael Minnich (“Minnich”), A. Michael Salem (“Salem”) and Crestline.

We also entered into a customary director’s indemnification agreement with Douglas Bratton, a principal of Crestline, who, at the closing of the Agreement, was appointed as a director of both our Board and the board of directors of our life insurance subsidiary, American Life.

Among other things, the Stockholders Agreement provides:

Constituency and election to our Board.  As long as Crestline and its affiliates own at least 10% of our outstanding voting common stock, Vespoint, Xenith and Messrs. Minnich and Salem and their affiliates (the “Vespoint Stockholders”) have agreed to vote their Company shares for one Crestline representative on our board of directors and, subject to reasonable committee member suitability standards and applicable regulatory qualification requirements, any committee thereof, with Board observer rights provided for an additional Crestline representative, and we appointed one Crestline designated member and a Crestline selected observer to the board of directors of American Life. Crestline agreed, so long as it and its affiliates own at least 10% of our outstanding voting common stock, to vote its shares for the election of Messrs. Minnich and Salem to our Board as long as each of them separately owns at least 3% of the outstanding shares of our voting common stock and each is an executive officer of the Company.

Proxy. Crestline currently owns 444,444 shares of our voting common stock (the “Crestline Owned Shares”), which represent approximately 11.9% of our outstanding shares of voting common stock. However, Crestline has only full investment and voting authority with respect to the proportion of the Crestline Owned Shares which represent 9.9% of our outstanding voting common stock (the “Voting Threshold”). While Crestline currently holds the Crestline Owned Shares above the Voting Threshold as an economic investment, all voting authority with respect to such shares has been delegated to Vespoint under a voting proxy (the “Proxy”) granted to such entity pursuant to the Stockholders Agreement. As of December 31, 2020, 74,425 Crestline Owned Shares are subject to the Proxy (the “Proxy Shares”).

This proxy will automatically terminate upon (a) receipt of Form A approval from the NDOI permitting Crestline to exercise full investment and voting authority with respect to all Crestline Owned Shares above the Voting Threshold or (b) the sale or transfer of Proxy Shares by Crestline to a third-party, but any such termination will be only with respect to the Proxy Shares.

Preemptive and First Rights of Refusal.  For a period of three years following the date of the Stockholders Agreement, (i) the Company granted Crestline a pro rata preemptive right to purchase equity securities the Company may issue, (ii) Crestline granted us a right of first refusal to purchase our voting common stock owned by Crestline (including shares it may subsequently acquire) that it may offer to sell, and (iii) the Vespoint Stockholders granted Crestline a right of first refusal to purchase their shares of voting common stock they currently own or subsequently acquire that they may offer to sell.

Co-Sale Rights.  For the earlier of (i) ten years following April 24, 2020 or (ii) the date on which Crestline and its affiliates own less than 5% of the outstanding shares of voting common stock of the Company, the Vespoint Stockholders granted Crestline a right of co-sale with respect to the Company shares they currently own or subsequently acquire. Pursuant to the provision, if a Vespoint Stockholder desires to transfer or sell shares to a third party and to the extent such shares have not been purchased by Crestline pursuant to the right of first refusal described above but subject to the conditions indicated below, then Crestline has the right, on a pro rata basis, to participate in the transfer or sale on the same terms and conditions as being offered to a Vespoint Stockholder. However, Crestline may only exercise its co-sale right if (i) the amount of shares to be transferred or sold by the Vespoint Stockholder is equal to or exceeds, together with all sales of our shares sold by such stockholder within the preceding three months of the date of such proposed transfer, 1% of the total outstanding shares of our voting common stock (which shall be increased to 3% of the total outstanding voting common stock in the event that we consummate a firm commitment underwritten public offering of our common stock which nets at least $15 million of proceeds to us) and (ii) our voting common stock is listed for trading on the NYSE or the Nasdaq Capital Market. Completion of this offering will trigger the increase from 1% to 3%.

Registration Rights. We granted customary demand and piggyback registration rights to Crestline and the Vespoint Stockholders to register future public sales of their voting common stock subject to certain terms and conditions.

On July 27, 2020, American Life entered into a reinsurance agreement (the “Reinsurance Agreement”) with Seneca Incorporated Cell, LLC 2020-02 (“SRC2”), a newly formed protected cell of Seneca Reinsurance Company, LLC (“Seneca Re”) that was capitalized by Crestline.

The Reinsurance Agreement, which was effective as of April 24, 2020, was entered into pursuant to a three-year Master Letter Agreement (the “Master Agreement”) dated and effective as of April 24, 2020, among American Life, Seneca Re and Crestline. The purpose of the Reinsurance Agreement is to support American Life’s new business production by providing reinsurance capacity for American Life to write MYGA and FIA products. Concurrently with the Reinsurance Agreement, the Company entered into the following additional agreements:

•	Investment management agreements effective as of July 27, 2020 (the “IMAs”) for:
o	Modified coinsurance and funds withheld accounts; and
o	Trust account.
•	Trust agreement effective as of July 23, 2020.

Pursuant to the Reinsurance Agreement, the parties agreed that, among other things and subject to certain conditions, American Life will reinsure additional new business production to one or more reinsurers formed and/or capitalized by Crestline, Midwest or an appropriate affiliate that might refer potential advisory clients to Crestline, and American Life will consider investing in certain assets originated or sourced by Crestline. Through December 31, 2020, American Life had ceded $130.5 million in face amount of annuities to SRC2 (which was funded with $40 million in capital by Crestline). American Life received ceding fees under SAP of $6,242,612 and expense reimbursements under SAP of $11,798,718 in connection with these reinsurance transactions during the year ended December 31, 2020. Effective December 8, 2020, American Life entered into a novation agreement with SRC2 and Crestline Re SPC, an exempted segregated portfolio company incorporated under the laws of the Cayman Islands, for and on behalf of Crestline Re SP1, a segregated portfolio company of Crestline Re SPC, under which the above-described reinsurance, trust and related asset management agreements were novated and replaced with substantially similar agreements entered into by American Life and Crestline Re SP1.

PROPOSAL 2

ADOPTION OF THE MIDWEST HOLDING INC.

2020 LONG-TERM INCENTIVE PLAN

Our Board adopted the Midwest Holding Inc. 2020 Long-Term Incentive Plan (the “2020 LTIP”), subject to the approval and adoption by our stockholders at the Annual Meeting.

The 2020 LTIP provides Midwest with an equity compensation program. An equity compensation program is an important compensation element to remain competitive in our industry in attracting and retaining experienced talent. In considering the appropriate number of shares to request under the 2020 LTIP, we have carefully considered our anticipated equity needs in light of our stock price and employment needs. If the 2020 LTIP is approved at the Annual Meeting, it will become effective as of June 29, 2021, the date approved by our stockholders. We intend to file, pursuant to the Securities Act of 1933 (the “Securities Act”), a registration statement on Form S-8 to register the shares available for delivery under the 2020 LTIP.

Summary of Principal Terms of 2020 LTIP

The following is a summary description of the material features of the 2020 LTIP. This summary is qualified in its entirety by reference to the full text of the 2020 LTIP, a copy of which is included with this proxy statement as Appendix A.

The 2020 LTIP expires on November 16, 2030, and no awards may be granted under the 2020 LTIP after that date. However, the terms and conditions of the 2020 LTIP will continue to apply after that date to all 2020 LTIP awards granted prior to that date until they are no longer outstanding. No grants will be made under the 2020 LTIP unless our stockholders approve it.

The purposes of the 2020 LTIP are to create incentives which are designed to motivate participants to put forth maximum effort toward our success and growth and to enable us to attract and retain experienced individuals who, by their position, ability and diligence are able to make important contributions to our success, and thereby to enhance stockholder value.

Under the 2020 LTIP, we may grant stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance units, performance bonuses, stock awards and other incentive awards to our employees or those of our subsidiaries or affiliates, subject to the terms and conditions set forth in the 2020 LTIP. We may also grant nonqualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance units, stock awards and other incentive awards to any persons rendering consulting or advisory services and non-employee directors, subject to the conditions set forth in the 2020 LTIP. Generally, all classes of our employees are eligible to participate in the 2020 LTIP. As of April 30, 2021, there were approximately 51 full-time employees, no part-time employees, and five non-employee directors of the Company that are eligible to participate in the 2020 LTIP.

The 2020 LTIP provides that a maximum of 350,000 shares of our Common Stock may be issued in conjunction with awards granted under the 2020 LTIP. On April 30, 2021, the closing price of a share of our Common Stock was $48.02. Shares of Common Stock cancelled, settled in cash, forfeited, withheld, or tendered by the participant to satisfy exercise prices or tax withholding obligations will be available for delivery pursuant to other awards.

One of the requirements for the favorable tax treatment available to incentive stock options under the Internal Revenue Code of 1986, as amended (the “Code”), is that the 2020 LTIP must specify, and our stockholders must approve, the maximum number of shares available for issuance pursuant to incentive stock options. As a result, in order to provide flexibility, the 2020 LTIP provides that up to 350,000 shares of Common Stock may be issued pursuant to incentive stock options. The shares issued under the 2020 LTIP will be authorized but unissued shares or shares currently held (or subsequently acquired) as treasury shares.

Administration

Our Board or a committee appointed by the Board administers the 2020 LTIP. Except as set forth in the 2020 LTIP, the committee will serve at the pleasure of the Board. Our Board has retained authority to administer the 2020 LTIP at this time.

With respect to awards to be made to any of our non-employee directors, the Board will determine:

•	which of such persons should be granted awards;

•	the terms of proposed grants or awards to those selected to participate;

•	the exercise price for options and stock appreciation rights;

•	any limitations, restrictions and conditions upon any awards; and

•	rules for the administration of the 2020 LTIP and resolution of any disputes that may arise under the 2020 LTIP.

In connection with the administration of the 2020 LTIP, the Board, with respect to awards to be made to any officer, employee or consultant who is not one of our non-employee directors, will:

•	determine which employees and other persons will be granted awards under the 2020 LTIP;

•	grant the awards to those selected to participate;

•	determine the exercise price for options and stock appreciation rights; and

•	prescribe any limitations, restrictions and conditions upon any awards.

In addition, our Board will:

•	interpret the 2020 LTIP; and

•	make all other determinations and take all other actions that may be necessary or advisable to implement and administer the 2020 LTIP.

The Board may allocate or delegate its responsibilities to the extent permitted by applicable law or stock exchange rules.

Types of Awards

The 2020 LTIP permits the Board to make several types of awards and grants, including awards of shares of restricted stock, awards of restricted stock units, the grant of options to purchase shares of our Common Stock, awards of stock appreciation rights (“SARs”), awards of performance units, awards of performance bonuses, stock awards and other incentive awards.

Restricted Stock. Restricted shares of our Common Stock may be granted under the 2020 LTIP subject to such terms and conditions, including forfeiture and vesting provisions, time and performance-based restrictions, and restrictions against sale, transfer or other disposition as the Board may determine to be appropriate at the time of making the award. In addition to or in lieu of any time vesting conditions determined by the Board, vesting and/or the grant of restricted stock awards may be subject to our achievement of specified performance criteria. In addition, the Board may direct that share certificates representing restricted stock be inscribed with a legend as to the restrictions on sale, transfer or other disposition. Shares of restricted stock will generally vest upon the occurrence of a change of control.

Restricted Stock Units. A restricted stock unit entitles the recipient to receive a payment from us, following the lapse of restrictions on the award, equal to the fair market value of a share of our common stock. The 2020 LTIP provides for payment in the form of shares of our Common Stock or cash. Restricted stock units may be granted under the 2020 LTIP subject to such terms and conditions, including forfeiture and vesting provisions, as well as time and performance-based restrictions, as the Board may determine to be appropriate at the time of making the award. In addition to or in lieu of any time vesting conditions determined by the Compensation Committee, vesting and/or the grant of restricted stock units may be subject to our achievement of specified performance criteria. Restricted stock units would generally vest upon the occurrence of a change of control.

The 2020 LTIP also permits the Board to grant tandem cash dividend rights or dividend unit rights with respect to restricted stock units. A cash dividend right is a contingent right to receive an amount in cash equal to the cash distributions made by us with respect to a share of our Common Stock during the period the tandem restricted stock unit is outstanding. A grant of cash dividend rights may provide that such cash payments shall be paid directly to the participant at the time of payment of the related dividend, be credited to a bookkeeping account subject to the same vesting and payment provisions as the tandem restricted stock unit award (with or without interest in the discretion of the Board) or be subject to such other provisions or restrictions as determined in the discretion of the Board. A dividend unit right is a contingent right to have an additional number of restricted stock units credited to a participant in respect of a restricted stock unit award equal to the number of shares of our Common Stock that could be purchased at fair market value with the amount of each cash distribution made by us with respect to a share of our Common Stock during the period the tandem restricted stock unit is outstanding. A grant of dividend unit rights shall be subject to the same vesting and payment provisions as the tandem restricted stock unit award.

Stock Options. Stock options are contractual rights entitling an optionee who has been granted a stock option to purchase a stated number of shares of Common Stock at an exercise price per share determined at the date of the grant. Options are evidenced by stock option agreements with the respective optionees. The exercise price for each stock option granted under the 2020 LTIP will be determined by the Board at the time of the grant. The Board will also determine the duration of each option; however, no option may be exercisable more than ten years after the date the option is granted. Within the foregoing limitations, the Board may, in its discretion, impose limitations on the exercise of all or some options granted under the 2020 LTIP, such as specifying minimum periods of time after grant during which options may not be exercised. The 2020 LTIP generally provides for acceleration of the right of a participant to exercise his or her stock option in the event we experience a change of control.

The 2020 LTIP provides that the stock options may either be incentive stock options within the meaning of Section 422 of the Code, or nonqualified options, which are stock options other than incentive stock options.

Incentive Stock Options. Incentive stock options may be granted only to our employees or employees of our subsidiaries, and must be granted at a per share exercise price not less than the fair market value of Common Stock on the date the incentive stock option is granted. In the case of an incentive stock option granted to a stockholder who owns shares of our outstanding stock of all classes representing more than 10% of the total combined voting power of all of our outstanding stock of all classes entitled to vote in the election of directors, the per share exercise price may not be less than 110% of the fair market value of the Common Stock on the date the incentive stock option is granted and the term of such option may not exceed five years. As required by Section 422 of the Code, the aggregate fair market value, determined at the time an incentive stock option is granted, of Common Stock with respect to which incentive stock options may be exercised by an optionee for the first time during any calendar year under all of our incentive stock option plans may not exceed $100,000.

Nonqualified Options. Nonqualified options are stock options which do not qualify as incentive stock options under Section 422 of the Code. Nonqualified options may be granted to directors and consultants, as well as to employees, or those directors, consultants, and employees of subsidiaries in which we have a controlling interest. The exercise price for nonqualified options will be determined by the Board at the time the nonqualified options are granted, but may not be less than the fair market value of our Common Stock on the date the nonqualified option is granted. Nonqualified options are not subject to any of the restrictions described above with respect to incentive stock options. Incentive stock options and nonqualified options are treated differently for federal income tax purposes as described below under “– Tax Treatment.”

The 2020 LTIP provides that the exercise price of stock options may be paid (1) in cash, (2) subject to the prior approval by the Board, in whole shares of Common Stock, (3) subject to the prior approval by the Board, by withholding shares of Common Stock which otherwise would be acquired on exercise, or (4) subject to the prior approval by the Board, by a combination of the foregoing, equal in value to the exercise price. The Board may also permit a stock option to be exercised by a broker-dealer acting on behalf of a participant through procedures approved by the Board, as applicable.

Stock Appreciation Rights. Awards of SARs entitle the recipient to receive a payment from us equal to the amount of any increase in the fair market value of the shares of our Common Stock subject to the SAR award between the date of the grant of the SAR award and fair market value of these shares on the exercise date. The 2020 LTIP provides for payment in the form of shares of our Common Stock or cash. The 2020 LTIP generally provides for acceleration of the right of a participant to exercise his or her SAR in the event we experience a change of control.

Performance Unit Awards. Performance units entitle the recipient to receive a certain target, maximum or minimum value in cash or Common Stock per unit upon the achievement of performance goals established by the Board.

Performance Bonuses. A performance bonus entitles the recipient to receive a cash bonus upon the attainment of one or more performance targets established by the Board. The 2020 LTIP permits payment of performance bonuses in the form of cash or our Common Stock.

Stock Awards. A stock award entitles the recipient to shares of our Common Stock not subject to vesting or forfeiture restrictions. Stock awards are awarded with respect to such number of shares of our Common Stock and at such times as the Board may determine, and the Board may require a participant to pay a stipulated purchase price for each share of our Common Stock covered by a stock award.

Other Incentive Awards. The 2020 LTIP permits the grant of other incentive awards based upon, payable in or otherwise related to, in whole or in part, shares of our Common Stock if the Board determines that such other incentive awards are consistent with the purposes of the 2020 LTIP. Such other incentive awards may include, but are not limited to, Common Stock awarded as a bonus, dividend equivalents, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, awards with value and payment contingent upon our performance or any other factors designated by the Board, and awards valued by reference to the book value of our Common Stock or the value of securities or the performance of specified subsidiaries. Long-term cash awards are also permitted under the 2020 LTIP. Cash awards are also permitted as an element of or a supplement to any awards permitted under the 2020 LTIP. Awards are permitted in lieu of obligations to pay cash or deliver other property under the 2020 LTIP or under other plans or compensation arrangements, subject to any applicable provision under Section 16 of the Exchange Act.

Transferability

Awards under the 2020 LTIP are not transferrable other than by will or by the laws of descent and distribution. Nonqualified Options are transferable on a limited basis, only with prior approval or authorization of the Board. In no event may a stock option be exercised after the expiration of its stated term.

Termination

Stock options, restricted stock, restricted stock units, SARs, performance units, performance bonuses and other incentive awards which have not vested will generally terminate immediately upon the holder’s termination of employment with us or any of our subsidiaries or affiliates, unless the Board specifies otherwise in an award agreement or elects to accelerate the vesting of the award. Unless the Board specifies otherwise in an award agreement, if an employee’s employment with us or any of our subsidiaries or affiliates terminates as a result of death or disability, the employee (or personal representative in the case of death) may exercise any vested incentive stock options for a period of up to one year after such termination and any vested nonqualified option during the remaining term of the option. Unless the Board specifies otherwise in an award agreement, if an employee’s employment with us or any of our subsidiaries or affiliates terminates for any other reason, the employee may exercise any vested option for a period of up to three months after such termination. Unless the Board specifies otherwise in an award agreement, if a consultant ceases to provide services to us or any of our subsidiaries or affiliates or a director terminates service as our director, the unvested portion of any award will be forfeited unless otherwise accelerated by the Board. Unless the Board specifies otherwise in an award agreement, a consultant or director may have three years following the date he or she ceases to provide consulting services or ceases to be a director, as applicable, to exercise any nonqualified options which are otherwise exercisable on the date of termination of service. No stock option or SAR may be exercised following the expiration date of the stock option or SAR.

Dilution; Substitution

The 2020 LTIP provides protection against substantial dilution or enlargement of the rights granted to holders of awards in the event of stock splits, recapitalizations, mergers, consolidations, reorganizations or similar transactions. The 2020 LTIP provides that, upon the occurrence of a change of control event, the Board would have discretion, without the consent of any participant or holder of an award, to the extent permitted by applicable law, to cancel awards and make payments in respect thereof in cash; replace awards with other rights or property selected by the Board; provide that awards will be assumed by a successor or survivor entity (or a parent or subsidiary thereof) or be exchanged for similar rights or awards based on the equity of the successor or survivor (or a parent or subsidiary thereof); adjust outstanding awards as appropriate to reflect the change of control event; accelerate any vesting schedule to which an award is subject; provide that awards are payable; and/or provide that awards terminate upon such event.

Amendment

The Board may amend the 2020 LTIP, or any part of the 2020 LTIP, at any time and for any reason. However, without stockholder approval, the 2020 LTIP may not be amended in a manner that would (i) materially increase the number of shares that may be issued under the 2020 LTIP, (ii) materially modify the requirements as to eligibility for participation in the 2020 LTIP, (iii) materially increase the benefits to participants provided by the 2020 LTIP, (iv) decrease the exercise price for an outstanding stock option or SAR, or (v) must otherwise be approved by the stockholders in order to comply with national securities exchange rules.

Tax Treatment

The following is a brief description of the U.S. federal income tax consequences, under existing law, with respect to awards that may be granted under the 2020 LTIP. This summary is based on current U.S. federal income tax laws and is not intended to provide or supplement tax advice to eligible employees or other participants. This summary is not intended to be exhaustive and does not describe state, local or foreign consequences, employment withholding tax consequences, or the effect, if any, of gift, estate and inheritance taxes.

Restricted Stock. A recipient of restricted stock generally will not recognize taxable income until the shares of restricted stock become freely transferable or are no longer subject to a substantial risk of forfeiture. At that time, the excess of the fair market value of the restricted stock over the amount, if any, paid for the restricted stock is taxable to the recipient as ordinary income. If a recipient of restricted stock subsequently sells the shares, he or she generally will realize capital gain or loss (long-term or short-term depending on the holding period) in the year of such sale in an amount equal to the difference between the amount realized from the sale and his or her basis in the stock, equal to the price paid for the stock, if any, plus the amount previously included in income as ordinary income with respect to such restricted shares.

A recipient has the opportunity, within certain limits, to fix the amount and timing of the taxable income attributable to a grant of restricted stock. Section 83(b) of the Code permits a recipient of restricted stock, which is not yet required to be included in taxable income, to elect, within 30 days of the award of restricted stock, to include in ordinary income immediately the difference between the fair market value of the shares of restricted stock at the date of the award and the amount paid for the restricted stock, if any. The election permits the recipient of restricted stock to fix the amount of ordinary income that must be recognized by virtue of the restricted stock grant. Subject to Section 162(m) of the Code, we generally will be entitled to a deduction in the year the recipient is required (or elects) to recognize income by virtue of receipt of restricted stock, equal to the amount of taxable income recognized by the recipient.

Restricted Stock Units. A recipient of restricted stock units generally will not recognize taxable income until the recipient receives cash and/or the transfer of shares in satisfaction of the restricted stock unit award. At that time, an amount equal to the aggregate of any cash and the fair market value of any shares received is taxable to the recipient as ordinary income. If a recipient of restricted stock units subsequently sells any shares so transferred, he or she generally will realize capital gain or loss (at long-term or short-term rates depending on the holding period) in the year of such sale in an amount equal to the difference between the amount realized from the sale and his or her basis equal to the amount previously included in income as ordinary income with respect to such shares received in satisfaction of a restricted stock unit award. Subject to Section 162(m) of the Code, we generally will be entitled to a deduction in the year the recipient is required to recognize income by virtue of receipt of cash or shares, equal to the amount of taxable income recognized by the recipient.

Incentive Stock Options. An optionee will not realize taxable income upon the grant of an incentive stock option. As long as the optionee has been an employee of us or of one of our permissible corporate subsidiaries from the date of grant through the date the incentive stock option is exercised and if the incentive stock option is exercised during his or her period of employment and within three months after termination, the optionee will not recognize taxable income upon exercise. Upon exercise, however, the amount by which the fair market value of the shares with respect to which the incentive stock option is exercised (determined on the date of exercise) exceeds the exercise price paid will be an item of tax preference to which the alternative minimum tax may apply, depending on each optionee’s individual circumstances. If the optionee does not dispose of the shares of common stock acquired by exercising an incentive stock option within two years from the date of the grant of the incentive stock option or within one year after the shares are transferred to the optionee, when the optionee later sells or otherwise disposes of the stock, any amount realized by the optionee in excess of the exercise price will be taxed as a long-term capital gain and any loss will be recognized as a long-term capital loss. We generally will not be entitled to an income tax deduction with respect to the grant or exercise of an incentive stock option.

If any shares of common stock acquired upon exercise of an incentive stock option are resold or disposed of before the expiration of the prescribed holding periods (i.e., two years from grant and one year from exercise), the optionee will realize ordinary income instead of capital gain. The amount of the ordinary income realized will generally be equal to the lesser of (i) the excess of the fair market value of the stock on the exercise date over the exercise price; or (ii) in the case of a taxable sale or exchange, the amount of the gain realized upon the sale over the exercise price. Any additional gain would generally be either long-term or short-term capital gain, depending on whether the applicable capital gain holding period has been satisfied. In the event of a premature disposition of shares of stock acquired by exercising an incentive stock option, subject to Section 162(m) of the Code, we generally would be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

If an optionee uses already owned shares of common stock to pay the exercise price under an incentive stock option, the resulting tax consequences will depend upon whether the already owned shares of common stock are “statutory option stock,” and, if so, whether the statutory option stock has been held by the optionee for the applicable holding period referred to in Section 424(c)(3)(A) of the Code. In general, “statutory option stock” is any stock acquired through the exercise of an incentive stock option or an option granted pursuant to an employee stock purchase plan, but not stock acquired through the exercise of a nonqualified stock option. If the stock is statutory option stock with respect to which the applicable holding period has been satisfied, no income will be recognized by the optionee upon the transfer of the stock in payment of the exercise price of an incentive stock option. If the stock used to pay the exercise price is statutory option stock with respect to which the applicable holding period has not been satisfied, the transfer of the stock will be a premature disposition, as described above, which will result in the recognition of ordinary income by the optionee in an amount equal to the excess of the fair market value of the statutory option stock at the time the incentive stock option covering the stock was exercised over the amount paid for the stock.

If an optionee effects a net exercise of an incentive stock option by surrendering a portion of the shares of stock with respect to which the option is exercisable to pay the exercise price, the surrender of the stock will be a premature disposition, as described above, which will result in the recognition of ordinary income by the optionee in an amount equal to the fair market value of the surrendered stock.

Nonqualified Options. An optionee will not realize taxable income upon the grant of a nonqualified option. At the time the optionee exercises the nonqualified option, the amount by which the fair market value, at the time of exercise, of the shares with respect to which the nonqualified option is exercised exceeds the exercise price paid upon exercise will constitute ordinary income to the optionee in the year of such exercise. Subject to Section 162(m) of the Code, we generally will be entitled to a corresponding income tax deduction in the year of exercise equal to the ordinary income recognized by the optionee. If the optionee thereafter sells such shares, the difference between any amount realized on the sale and the fair market value of the shares at the time of exercise will be taxed to the optionee as a capital gain or loss, at short-term or long-term rates depending on the length of time the stock was held by the optionee before sale.

If an optionee uses already owned shares of common stock to pay the exercise price under a nonqualified option, the number of shares received pursuant to the nonqualified option which is equal to the number of shares delivered in payment of the exercise price will be considered received in a nontaxable exchange, and the fair market value of the remaining shares received by the optionee upon the exercise will be taxable to the optionee as ordinary income. If the already owned shares of common stock are not “statutory option stock” or are statutory option stock with respect to which the applicable holding period referred to in Section 424(c)(3)(A) of the Code has been satisfied, the shares received pursuant to the exercise of the nonqualified option will not be statutory option stock. However, if the already owned shares of common stock are statutory option stock with respect to which the applicable holding period has not been satisfied, it is not presently clear whether the exercise will be considered a premature disposition of the statutory option stock, whether the shares received upon exercise will be statutory option stock, or how the optionee’s basis will be allocated among the shares received.

Stock Appreciation Rights. A recipient of SARs will not realize taxable income upon the grant of a SAR. At the time the recipient exercises the SAR, an amount equal to the aggregate of any cash and the fair market value of any shares received is taxable to the recipient as ordinary income in the year of such exercise. Subject to Section 162(m) of the Code, we generally will be entitled to a corresponding income tax deduction in the year of exercise equal to the ordinary income recognized by the recipient. If the recipient thereafter sells any shares received upon exercise, the difference between any amount realized on the sale and the fair market value of the shares at the time of exercise will be taxed to the recipient as a capital gain or loss, at short-term or long-term rates depending on the length of time the stock was held by the recipient before sale.

Performance Units and Performance Bonuses. A recipient of performance units or a performance bonus generally will not realize taxable income upon the grant of such award. The recipient will recognize ordinary income upon the receipt of cash and/or the transfer of shares in satisfaction of the award of performance units or performance bonus in an amount equal to the aggregate of any cash and the fair market value of any shares received. Subject to Section 162(m) of the Code, we generally will be entitled to a corresponding income tax deduction equal to the ordinary income recognized by the recipient. If the recipient thereafter sells any shares received in satisfaction of the award, the difference between any amount realized on the sale and the fair market value of the shares at the time of their receipt will be taxed to the recipient as a capital gain or loss, at short-term or long-term rates depending on the length of time the stock was held by the recipient before sale.

Stock Awards. A recipient of a stock award will recognize ordinary income upon the receipt of shares in an amount equal to the fair market value of any shares received over the amount, if any, paid for the shares. Subject to Section 162(m) of the Code, we generally will be entitled to a corresponding income tax deduction equal to the ordinary income recognized by the recipient. If a recipient subsequently sells the shares, he or she generally will realize capital gain or loss (at long-term or short-term rates depending on the holding period) in the year of such sale in an amount equal to the difference between the net proceeds from the sale and the fair market value of the shares at the time of receipt plus the price paid for the stock, if any.

Other Incentive Awards. The specific tax consequences applicable with respect to other incentive awards granted under the 2020 LTIP will depend on the terms and conditions applicable to the award.

Code Section 162(m). Under Section 162(m) of the Code, no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to our “covered employees.” A “covered employee” is any individual who has served at any time after December 31, 2016 as our chief executive officer, chief financial officer, or other executive officer whose compensation has been reported in our proxy statement, regardless of whether any such individual is still employed by us.

Code Section 409A. The 2020 LTIP and any awards granted under it are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code and its related Treasury Regulations and guidance. If any provision of the 2020 LTIP or award granted under the 2020 LTIP is determined not to comply with Section 409A, the Board has authority to take any actions necessary and appropriate for compliance. No payments that would constitute “deferred compensation” upon termination of employment or other service under Section 409A will be made under the 2020 LTIP unless the termination is also a “separation from service” under Section 409A. If a participant is a “specified employee” under Section 409A, the commencement of any payments or benefits under the award will be deferred until six months plus one day following the date of the participant’s termination or, if earlier, death (or such other period as required to comply with Section 409A). The Company will not be liable for any additional tax, interest or penalties imposed on a participant by Section 409A of the Code or damages for failing to comply with Section 409A.

The foregoing is only a summary of the current effect of certain U.S. federal income taxation upon the participant and us with respect to the grant and exercise of awards or compensation granted under the 2020 LTIP. Participants are hereby notified that (i) any discussion of U.S. federal tax issues in this proxy statement is not intended to be written or used, and cannot be used, for the purpose of avoiding penalties that may be imposed under the Code, and (ii) participants should seek advice based on their particular circumstances from an independent tax advisor.

New Plan Benefits

As of April 30, 2021, the following table sets forth with respect to each individual and group listed below the number of shares of voting common stock granted in connection with a restricted stock award and underlying stock options under the 2020 LTIP contingent on stockholder approval. The restricted stock award and stock options are all subject to time-based vesting requirements. Other than as set forth in the table below, the issuance of any awards under the 2020 LTIP will be at the discretion of the Compensation Committee and it is therefore not possible to determine the amount, future benefits or form of any other award that will be granted to any individual in the future.

Name and Position	Exercise Price	Voting Common Stock Underlying Contingent Options Granted
Michael Minnich, Co-Chief Executive Officer	$41.25	74,751
A. Michael Salem, Co-Chief Executive Officer	$41.25	74,751
Debra Havranek, Chief Financial Officer	$55.02	1,500
Eric Del Monaco, Chief Risk Officer	N/A(1)	18,597
Shyamal Somaroo, Chief Technology Officer	$55.02	1,500
All Executive Officers, as a Group	--	171,099

Non-Executive Officer Employee Group(2)	(3)	70,078

(1)	Represents a restricted stock award.
(2)	Includes three consultants.
(3)	Options for 18,500 shares are exercisable at $41.25 per share while the remaining 51,578 shares are exercisable at $55.02.

Equity Compensation Plan Information

At our meeting of stockholders held on June 11, 2019, our stockholders approved the Midwest Holding Inc. 2019 Long-Term Incentive Plan which covered 102,000 shares of Common Stock. As of April 30, 2021, we had granted awards for up to 73,175 shares of Common Stock under the 2019 plan. Due to the recent significant expansion of the Company and hiring of new key employees, our Board of Directors and management determined it would be in the best interest of the Company to adopt the 2020 LTIP for the reasons expressed above.

The table below sets forth certain information regarding options and restricted stock awards granted to our employees, including officers, under the 2019 Plan.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
2019 Long-Term Incentive Plan	73,175	$33.42	28,825

Approval by the Stockholders of the Proposal

Approval of the proposal to approve and adopt the 2020 LTIP requires the affirmative vote of the holders of a majority of the votes cast virtually or by proxy at the Annual Meeting and voting on such proposal; provided that a quorum is present.

The Board believes that approval and adoption of the 2020 LTIP will promote our interests and the interests of the stockholders and continue to enable us to attract, retain and reward persons important to our success and provide incentives based on the attainment of corporate objectives and increases in stockholder value. Members of the Board are eligible to participate in the 2020 LTIP, and thus, have a personal interest in the approval and adoption of the 2020 LTIP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

ADVISORY VOTE ON THE COMPENSATION OF

THE COMPANY’S NAMED EXECUTIVE OFFICERS

General

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), the Board provides shareholders with the opportunity to cast an advisory vote on the compensation of the Company’s Named Executive Officers. This non-binding advisory shareholder vote, commonly known as “Say-on-Pay,” gives you, as a shareholder, the opportunity to endorse or not endorse our executive pay program and policies. We do not believe a static, systematic pattern exists between executive compensation and performance. Our compensation philosophy is not structured to “motivate” managerial behaviors through incentive compensation. Rather, our primary objective is to acquire and retain people of integrity who take pride in delivering positive results without the distraction of bonus incentives. We believe our compensation structure is a model structure for our peers and alleviates the very concerns that “Say-on-Pay” is attempting to address. As such, our compensation structure is something you, as a shareholder, should approve.

Vote Required

Because your vote is advisory, it will not be binding upon the Company or the Board. However, the Board will take into account the outcome of the vote when considering future executive pay. Accordingly, we are providing you the opportunity to cast a non-binding advisory vote on the compensation of the Company’s Named Executive Officers contained in this proxy, through the following resolution:

RESOLVED, that the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and the related disclosures contained in this Proxy Statement is hereby APPROVED.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE ABOVE ADVISORY RESOLUTION APPROVING THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS IN 2020.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has concluded that the retention of Mazars USA LLP (“Mazars”) is in the best interests of Midwest and its stockholders and has appointed Mazars as Midwest’s independent registered public accounting firm for 2021. Mazars was appointed as the Midwest’s external auditor in 2019. The Audit Committee evaluates the independent registered public accountant’s qualifications, performance, audit plan and independence each year. In addition to assuring the regular rotation of the lead audit partner every five years as required by SEC rules, one or more members of the Audit Committee will also meet with candidates for the lead audit partner and the Audit Committee will discuss the appointment before rotation occurs.

We are asking our stockholders to ratify the selection of Mazars as our independent registered public accounting firm for 2021. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Mazars to our stockholders for ratification as a matter of good corporate practice.

The Board recommends that stockholders vote “FOR” ratification of the appointment of Mazars as Midwest’s independent registered public accounting firm for 2020.

In the event stockholders do not ratify the appointment, it will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Midwest and our stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4.

PRINCIPAL INDEPENDENT ACCOUNTANT FEES AND SERVICES

The principal independent registered public accounting firm utilized by Midwest during 2018 was RSM US LLP (“RSM”, formerly “McGladrey”). RSM had served as our independent registered public accounting firm since December 2009. They were replaced in 2019 by Mazars.

The aggregate fees billed by RSM and Mazars to Midwest for the fiscal years ended December 31, 2018 and 2019 were as follows:

	Mazars	RSM
	Fiscal 2019	Fiscal 2018
Audit Fees	$320,000	$301,665
Audit-Related Fees	36,127	—
Tax Fees	78,000	23,500
All Other Fees	—	—
	$434,127	$325,165

STOCKHOLDER PROPOSALS

Under SEC Rule 14a-8, if a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2022 annual meeting of stockholders, the proposal must be received by us at our principal executive offices at 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506 by January 17, 2022, unless the date of our 2022 annual meeting of stockholders is more than 30 days from the anniversary date of our Annual Meeting, in which case the deadline is a reasonable time before we print and mail our proxy materials for the 2022 annual meeting of stockholders.  The proposal should be sent to the attention of the Corporate Secretary of Midwest Holding Inc. The proposals must comply with all of the requirements of Exchange Act Rule 14a-8. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

In addition, pursuant to our Bylaws, a stockholder who intends to nominate a candidate for election to the Board or to propose other business for consideration at the 2022 annual meeting of Stockholders must deliver to the Company notice and certain information concerning themselves and their shareholder proposal or director nomination not less than 45 days nor more than 75 days prior to the anniversary date of the immediately preceding annual meeting (the “annual meeting anniversary date”); provided, however, that, if the annual meeting is scheduled to be held on a date more than 30 days before or more than 60 days after the annual meeting anniversary date, notice must be delivered to us not later than the close of business on the later of the 120th day prior to the scheduled date of such annual meeting and not later than the latest of (i) the 90th day prior to such annual meeting, or (ii) the 10th day after public disclosure of the date of such annual meeting.

Accordingly, any notice given by or on behalf of a stockholder pursuant to these provisions of our Bylaws (and not pursuant to Rule 14a-8 of the Exchange Act) must be received no earlier than March 25, 2022, and no later than April 24, 2022. Such notice should be addressed to: Midwest Holding Inc., Corporate Secretary, at 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506. In order to curtail controversy as to the date on which a proposal was received by us, it is suggested that proponents submit their proposals by certified mail-return receipt requested.  Such proposals must also meet the other requirements established by the SEC for stockholder proposals.

For special meetings of the stockholders, the nomination or item of business must be received by the secretary at the principal executive offices of the corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.

These requirements are separate from and in addition to the SEC’s requirements described in the first paragraph of this section relating to including a proposal in our proxy statements.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Because of our relatively small size, to date we have not developed formal processes by which stockholders or other interested parties may communicate directly with members of our Board.  Until formal procedures are developed and posted on our website, any communication to one or more members of our Board may be made by sending them in care of Corporate Secretary, Midwest Holding Inc., 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506.  Stockholders should clearly note on the mailing envelope that the letter is a “Stockholder-Board Communication.”  All such communications will be forwarded to the intended recipients.

ADDITIONAL INFORMATION

Annual Report

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and the Notice of the 2021 Annual Meeting and this Proxy Statement are available at www.edocumentview.com/MDH. We will promptly provide to any stockholder, upon written request and without charge, a copy (without exhibits, unless otherwise requested) of our Annual Report on Form 10-K as filed with the SEC for the fiscal year ended December 31, 2020. Any such request should be directed to Midwest Holding Inc., Attn: Corporate Secretary, 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506 or by calling (402) 489-8266.

The Company is subject to the requirements of the Securities Exchange Act of 1934 (“Exchange Act”) and files with the SEC annual, quarterly and current reports, proxy statements and other documents. You may review and obtain copies of each such document filed by the Company with the SEC at the SEC’s address or website described in the following paragraph. However, the annual, quarterly and current reports, proxy statements and other documents filed by the Company with the SEC are not incorporated by reference into this proxy statement.

Statements made in this proxy statement regarding the contents of any contract or other documents are summaries of the material terms of the contract or document. The SEC maintains a website that contains reports, proxy and information statements and other documents that are filed with the SEC through the SEC’s EDGAR System. The website can be accessed at http://www.sec.gov.

Dated: May 10, 2021
By Order of the Board of Directors

/s/ A. Michael Salem
	Name:	A. Michael Salem
	Title:	Co-Chief Executive Officer

Exhibits to Proxy Statement

Exhibit A        Midwest Holding Inc. 2020 Long-Term Incentive Plan

EXHIBIT A

MIDWEST HOLDING INC.

2020 LONG-TERM INCENTIVE PLAN

ARTICLE I

PURPOSE

1.1           Purpose. The purposes of this Plan are to create incentives which are designed to motivate Participants to put forth maximum effort toward the success and growth of the Company and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company’s success. Toward these objectives, this Plan provides for the grant of Options, Restricted Stock Awards, Restricted Stock Units, SARs, Performance Units, Performance Bonuses, Stock Awards and Other Incentive Awards to Eligible Employees and the grant of Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Units, SARs, Performance Units, Stock Awards and Other Incentive Awards to Consultants and Eligible Directors, subject to the conditions set forth in this Plan.

ARTICLE II

DEFINITIONS

2.1           “Affiliated Entity” means any corporation, partnership, limited liability company or other form of legal entity in which a substantial portion of the ownership interest thereof is owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or Affiliated Entities or a combination thereof. For purposes hereof, the Company, a Subsidiary or an Affiliated Entity shall be deemed to have a substantial ownership interest in a partnership or limited liability company if the Company, such Subsidiary or Affiliated Entity (a) shall be allocated a majority of partnership or limited liability company gains or losses or (b) shall be or control a managing member, manager, managing director or a general partner of such partnership or limited liability company.

2.2           “Award” means, individually or collectively, any Option, Restricted Stock Award, Restricted Stock Unit, SAR, Performance Unit, Performance Bonus, Stock Award or Other Incentive Award granted under this Plan to an Eligible Employee by the Board or any Nonqualified Stock Option, Performance Unit, SAR, Restricted Stock Award, Restricted Stock Unit, Stock Award or Other Incentive Award granted under this Plan to a Consultant or an Eligible Director by the Board, in either case pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Board may establish by the Award Agreement or otherwise.

2.3           “Award Agreement” means any written or electronic instrument that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Board’s exercise of its administrative powers.

2.4           “Board” means the Board of Directors of the Company and, if the Board has appointed a Committee as provided in Section 3.2, the term “Board” shall include such Committee.

2.5           “Cash Dividend Right” means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to receive an amount in cash equal to the cash distributions made by the Company with respect to a share of Common Stock during the period such Award is outstanding.

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2.6           “Change of Control Event” means each of the following:

(a)        Any transaction in which shares of voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company are issued by the Company, or sold or transferred by the stockholders of the Company, in either case resulting in those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such transaction ceasing to beneficially own voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately after such transaction;

(b)        The merger or consolidation of the Company with or into another entity resulting in those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such merger or consolidation ceasing to beneficially own voting securities representing more than 50% of the total combined voting power of all outstanding voting securities of the surviving corporation or resulting entity immediately after such merger of consolidation; or

(c)        The sale of all or substantially all of the Company’s assets unless those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such asset sale beneficially own voting securities of the purchasing entity representing more than 50% of the total combined voting power of all outstanding voting securities of the purchasing entity immediately after such asset sale.

Notwithstanding anything herein to the contrary, with respect to any amounts that constitute deferred compensation under Section 409A of the Code, to the extent required to avoid accelerated taxation or penalties, no Change of Control Event will be deemed to have occurred unless such Change of Control Event also constitutes a change in control in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets under Treasury Regulation Section 1.409A-3(i)(5).

2.7           “Code” means the Internal Revenue Code of 1986, as amended. References in this Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

2.8           “Committee” means the Committee appointed by the Board as provided in Section 3.2.

2.9           “Common Stock” means the voting common stock, $0.001 par value per share, of the Company, and after substitution, such other stock as shall be substituted therefore as provided in Article XII.

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2.10         “Company” means Midwest Holding Inc., a Delaware corporation.

2.11         “Consultant” means any individual who is engaged by the Company, a Subsidiary or an Affiliated Entity to render bona-fide consulting or advisory services, which services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.12         “Date of Grant” means the date on which the grant of an Award is authorized by the Board or such later date as may be specified by the Board as the Date of Grant in such authorization.

2.13         “Disability” means, except as otherwise provided in this Plan, the Participant is unable to continue providing services by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. For purposes of this Plan, the determination of Disability shall be made in the sole and absolute discretion of the Board.

2.14         “Dividend Unit Right” means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to have an additional number of Restricted Stock Units credited to a Participant in respect of the Award equal to the number of whole shares of Common Stock that could be purchased at Fair Market Value upon, and with the amount of, each cash distribution made by the Company during the period such Award is outstanding with respect to a number of shares of Common Stock equal to the number of Restricted Stock Units subject to the Award at the time of each such distribution.

2.15         “Effective Date” means November 16, 2020.

2.16         “Eligible Employee” means any employee of the Company, a Subsidiary, or an Affiliated Entity as approved by the Board.

2.17         “Eligible Director” means any member of the Board who is not an employee of the Company, a Subsidiary or an Affiliated Entity, or a Consultant.

2.18         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.19         “Fair Market Value” means (a) during such time as the Common Stock is registered under Section 12 of the Exchange Act, the mean between the highest and lowest sales price of the Common Stock as quoted by an established stock exchange or automated quotation system on the day for which such value is to be determined, or, if there was no quoted price for such day, then the weighted average of the means between highest and lowest sales for the nearest date before and the nearest date after the day for which volume is to be determined on which there was a quoted price as reported in The Wall Street Journal or such other sources as the Board deems reliable, or (b) during any such time as the Common Stock is not listed upon an established stock exchange or automated quotation system, the mean between dealer “bid” and “ask” prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported in The Wall Street Journal or such other source as the Board deems reliable, or (c) during any such time as the Common Stock cannot be valued pursuant to (a) or (b) above, the fair market value of the Common Stock as determined in good faith by the Board using a “reasonable application of a reasonable valuation method” within the meaning of Treasury Regulation Section 1.409A-1(b)(5)(iv)(B) or any successor provision.

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2.20         “Incentive Stock Option” means an Option that is intended to be an “incentive stock option” within the meaning of Section 422 of the Code.

2.21         “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

2.22         “Other Incentive Award” means an incentive award granted to an Eligible Employee, Consultant or Eligible Director under Article XI of this Plan.

2.23         “Option” means an Award granted under Article V of this Plan and includes both Nonqualified Stock Options and Incentive Stock Options to purchase shares of Common Stock.

2.24         “Participant” means an Eligible Employee, a Consultant or an Eligible Director to whom an Award has been granted by the Board under this Plan.

2.25         “Performance Bonus” means the bonus which may be granted to Eligible Employees under Article X of this Plan.

2.26         “Performance Units” means those monetary units and/or units representing fictional shares of Common Stock that may be granted to Eligible Employees, Consultants or Eligible Directors pursuant to Article IX hereof.

2.27         “Plan” means the Midwest Holding Inc. 2020 Long-Term Incentive Plan, as amended and restated from time to time.

2.28         “Restricted Stock Award” means an Award granted to an Eligible Employee, Consultant or Eligible Director under Article VI of this Plan.

2.29         “Restricted Stock Unit” means an Award granted to an Eligible Employee, Consultant or Eligible Director under Article VII of this Plan.

2.30         “Restriction Period” means the period during which an Award remains subject to time- and/or performance-based restrictions.

2.31         “SAR” means a stock appreciation right granted to an Eligible Employee, Consultant or Eligible Director under Article VIII of this Plan.

2.32         “Stock Award” means an Award granted to an Eligible Employee, Consultant or Eligible Director under Article XI of this Plan.

2.33         “Subsidiary” means a “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

ARTICLE III

ADMINISTRATION

3.1           Shares Subject to this Plan. Subject to the limitations set forth herein, three hundred fifty thousand (350,000) shares of Common Stock are reserved for issuance pursuant to Awards made under this Plan. The limitations of this Section 3.1 shall be subject to the adjustment provisions of Article XII.

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3.2           Administration of this Plan. The Board shall administer this Plan. The Board may, by resolution, appoint a Committee of one or more members of the Board to administer this Plan and delegate its powers described under this Section 3.2 for purposes of Awards granted to Eligible Employees and Consultants; provided, however, that no such delegation shall be effective with respect to Awards for individuals subject to Section 16 of the Exchange Act with respect to the Company unless the Committee consists solely of two or more “non-employee directors.” Neither the Company nor any member of the Board shall be liable for any action or determination made in good faith by the Board with respect to this Plan or any Award hereunder. The Board’s determinations under this Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Each member of the Board is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any Eligible Employee of the Company, the Company’s independent certified public accountants or any executive compensation consultant or other professional retained by the Company or the Board to assist in the administration of this Plan. The Company shall effect the granting of Awards under this Plan, in accordance with the determinations made by the Board, by execution of written agreements and/or other instruments in such form as is approved by the Board. Subject to the provisions of this Plan, the Board shall have exclusive power to:

(a)        Select Eligible Employees and Consultants to participate in this Plan.

(b)       Determine the time or times when Awards will be made to Eligible Employees or Consultants.

(c)        Determine the form of an Award, whether an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit, SAR, Performance Unit, Performance Bonus, Stock Award or Other Incentive Award, the number of shares of Common Stock, Performance Units or Restricted Stock Units subject to the Award, the amount and all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Agreement, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award.

(d)        Determine whether Awards will be granted singly or in combination.

(e)        Accelerate the vesting, exercise or payment of an Award or the performance period of an Award.

(f)        Adopt rules for the administration, interpretation and application of this Plan as are consistent herewith, and interpret, amend or revoke any such rules.

(g)        Correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in this Plan or any Award granted hereunder.

(h)        Make all other decisions and determinations it deems advisable for the administration of this Plan.

(i)         Decide all disputes arising in connection with this Plan and otherwise supervise the administration of this Plan.

(j)         Take any and all other action it deems necessary or advisable for the proper operation or administration of this Plan.

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3.3         Administration of Grants to Eligible Directors. The Board shall have the exclusive power to select Eligible Directors to participate in this Plan and to determine the number of Nonqualified Stock Options, Performance Units, Restricted Stock Units, SARs, Stock Awards, Other Incentive Awards or the number of shares of Common Stock subject to a Restricted Stock Award awarded to Eligible Directors selected for participation. If the Board appoints a Committee to administer this Plan, it may delegate to the Committee administration of all aspects of the Awards made to Eligible Directors.

3.4         The Board to Make Rules and Interpret Plan. The Board in its sole discretion shall have the authority, subject to the provisions of this Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to this Plan, as it may deem necessary or advisable for the administration of this Plan. The Board’s interpretation of this Plan or any Awards and all decisions and determinations by the Board with respect to this Plan shall be final, binding, and conclusive on all parties.

3.5         Delegation by the Committee. Except to the extent prohibited by applicable law or the rules of any stock exchange on which the Common Stock is listed, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

3.6         Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, and to the extent allowed by applicable laws, the Board shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Board may be party by reason of any action taken or failure to act under or in connection with this Plan or any Award granted under this Plan, and against all amounts paid by the Board in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Board in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, the Board shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

ARTICLE IV

GRANT OF AWARDS

4.1           Grant of Awards. Awards granted under this Plan shall be subject to the following conditions:

(a)        Subject to Article XII, the aggregate number of shares of Common Stock that may be covered by Options that are designated as Incentive Stock Options may not exceed three hundred fifty thousand (350,000).

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(b)        Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Common Stock or are exchanged in the Board’s discretion for Awards not involving the issuance of shares of Common Stock, shall be available again for grant under this Plan and shall not be counted against the shares authorized under Section 3.1. Any shares of Common Stock issued as Restricted Stock Awards that subsequently are forfeited without vesting shall again be available for grant under this Plan and shall not be counted against the shares authorized under Section 3.1. Any Awards that, pursuant to the terms of the applicable Award Agreement, are to be settled in cash, whether or not denominated in or determined with reference to shares of Common Stock (for example, SARs, Performance Units or Restricted Stock Units to be settled in cash), shall not be counted against the shares authorized under Section 3.1. Shares of Common Stock withheld to satisfy applicable withholding taxes pursuant to Section 13.3 shall not be available for future issuance under this Plan. Any shares of Common Stock tendered or withheld in payment of any exercise price or purchase price of an Award will not be available for future issuance under this Plan.

(c)        Common Stock delivered by the Company in payment of an Award authorized under Articles V and VI of this Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Company.

(d)        The Board shall, in its sole discretion, determine the manner in which fractional shares arising under this Plan shall be treated.

(e)        Shares of Common Stock issued hereunder may be evidenced in any manner determined by the Board, including, but not limited to, separate certificates or book-entry registration

(f)        Except for adjustments pursuant to Article XII or reductions of the exercise price approved by the Company’s stockholders, the exercise price for any outstanding Option or SAR may not be decreased after the Date of Grant nor may an outstanding Option or SAR granted under this Plan be surrendered to the Company as consideration for the grant of a replacement Option or SAR with a lower exercise price or any other award under this Plan. Except as approved by the Company’s stockholders, in no event shall any Option or SAR granted under this Plan be surrendered to the Company in consideration for a cash payment if, at the time of such surrender, the exercise price of the Option or SAR is greater than the then current Fair Market Value of a share of Common Stock.

(g)        Eligible Directors and Consultants may only be granted Nonqualified Stock Options, Performance Units, Restricted Stock Awards, Restricted Stock Units, SARs, Stock Awards or Other Incentive Awards under this Plan.

(h)        The maximum term of any Award shall be ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

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ARTICLE V

STOCK OPTIONS

5.1           Grant of Options. The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant Options to Eligible Employees. These Options may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both. The Board may, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant Nonqualified Stock Options to Eligible Directors and Consultants. Notwithstanding the foregoing, Nonqualified Stock Options may be granted only to Eligible Employees, Eligible Directors and Consultants performing services for the Company or a corporation or other type of entity in a chain of corporations or other entities in which each corporation or other entity has a “controlling interest” in another corporation or entity in the chain, starting with the Company and ending with the corporation or other entity for which the Eligible Employee, Eligible Director or Consultant performs services. For purposes of this Section 5.1, the term “controlling interest” means (a) in the case of a corporation, ownership of stock possessing at least 50% of total combined voting power of all classes of stock entitled to vote of such corporation or at least 50% of the total value of shares of all classes of stock of such corporation; (b) in the case of a partnership, ownership of at least 50% of the profits interest or capital interest of such partnership; (c) in the case of a sole proprietorship, ownership of the sole proprietorship; or (d) in the case of a trust or estate, ownership of an actuarial interest (as defined in Treasury Regulation Section 1.414(c)-2(b)(2)(ii)) of at least 50% of such trust or estate. Each grant of an Option shall be evidenced by an Award Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of Section 5.2.

5.2           Conditions of Options. Each Option so granted shall be subject to the following conditions:

(a)        Exercise Price. As limited by Section 5.2(e) below, each Option shall state the exercise price which shall be set by the Board at the Date of Grant; provided, however, no Option shall be granted at an exercise price which is less than the Fair Market Value of the Common Stock on the Date of Grant unless the Option is granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Eligible Employees (or other service providers) as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company which complies with Treasury Regulation Section 1.409A-1(b)(5)(v)(D).

(b)        Form of Payment. The exercise price of an Option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) subject to prior approval by the Board in its discretion, by delivering previously acquired shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the amount of the exercise price, but only to the extent such exercise of an Option would not result in an adverse accounting charge to the Company for financial accounting purposes with respect to the shares used to pay the exercise price unless otherwise determined by the Board; (iii) subject to prior approval by the Board in its discretion, by withholding shares of Common Stock which otherwise would be acquired on exercise having an aggregate Fair Market Value on the date of payment equal to the amount of the exercise price; or (iv) subject to prior approval by the Board in its discretion, by a combination of the foregoing. In addition to the foregoing, the Board may permit an Option granted under this Plan to be exercised by a broker-dealer acting on behalf of a Participant through procedures approved by the Board. Such procedures may include a broker either (x) selling all of the shares of Common Stock received when an Option is exercised and paying the Participant the proceeds of the sale (minus the exercise price, withholding taxes and any fees due to the broker) or (y) selling enough of the shares of Common Stock received upon exercise of the Option to cover the exercise price, withholding taxes and any fees due to the broker and delivering to the Participant (either directly or through the Company) a stock certificate for the remaining shares of Common Stock.

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(c)        Exercise of Options.

(i)        Options granted under this Plan shall be exercisable, in whole or in such installments and at such times, and shall expire at such time, as shall be provided by the Board in the Award Agreement. Exercise of an Option shall be by written notice to the Secretary of the Company (or such other officer as may be designated by the Board) at least two business days in advance of such exercise (or such lesser period of time as the Board may require) stating the election to exercise in the form and manner determined by the Board. Every share of Common Stock acquired through the exercise of an Option shall be deemed to be fully paid at the time of exercise and payment of the exercise price.

(ii)        Unless otherwise provided in an Award Agreement or determined by the Board, the following provisions will apply to the exercisability of Options following the termination of a Participant’s employment or service with the Company, a Subsidiary or an Affiliated Entity:

(A)        If an Eligible Employee’s employment with the Company, a Subsidiary or an Affiliated Entity terminates as a result of death or Disability, the Eligible Employee (or personal representative in the case of death) shall be entitled to purchase all or any part of the shares subject to any (i) vested Incentive Stock Option for a period of up to one year and (ii) vested Nonqualified Stock Option during the remaining term of the Option. If an Eligible Employee’s employment terminates for any other reason, the Eligible Employee shall be entitled to purchase all or any part of the shares subject to any vested Option for a period of up to three months from such date of termination. In no event shall any Option be exercisable past the term of the Option. The unvested portion of any Option shall be forfeited immediately upon termination; provided, however, that the Board may, in its sole discretion, accelerate the vesting of unvested Options in the event of termination of employment of any Participant.

 (B)        In the event a Consultant ceases to provide services to the Company, a Subsidiary or an Affiliated Entity, or an Eligible Director ceases to serve as a director of the Company, the unvested portion of any Option shall be forfeited unless otherwise accelerated pursuant to the terms of the Consultant’s or Eligible Director’s Award Agreement or by the Board. Unless otherwise provided in the applicable Award Agreement, the Consultant or Eligible Director shall have a period of three years following the date he or she ceases to provide consulting services or ceases to be a director, as applicable, to exercise any Nonqualified Stock Options which are otherwise exercisable on his or her date of termination of service. In no event shall any Option be exercisable past the term of the Option.

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(d)        Other Terms and Conditions. Among other conditions that may be imposed by the Board, if deemed appropriate, are those relating to (i) the period or periods and the conditions of exercisability of any Option; (ii) the minimum periods during which Participants must be employed by or in service to the Company, its Subsidiaries, or an Affiliated Entity, or must hold Options before they may be exercised; (iii) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (iv) conditions under which such Options or shares may be subject to forfeiture; (v) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time; (vi) the achievement by the Company of specified performance criteria; and (vii) non-compete and protection of business matters.

(e)        Special Restrictions Relating to Incentive Stock Options. The terms of any Incentive Stock Options granted under this Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options (including any SARs issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(i)       Options issued in the form of Incentive Stock Options shall only be granted to Eligible Employees of the Company or a Subsidiary, and not to Eligible Employees of an Affiliated Entity unless such entity shall be considered as a “disregarded entity” under the Code and shall not be distinguished for federal tax purposes from the Company or the applicable Subsidiary.

(ii)        Options issued in the form of Incentive Stock Options shall be granted within ten years of the earlier of the date the Plan is adopted or approved by the stockholders and shall not be exercisable for more than ten years after the Date of Grant.

(iii)        No Incentive Stock Option shall be granted to an Eligible Employee who owns or who would own immediately before the grant of such Incentive Stock Option more than 10% of the combined voting power of the Company or its Subsidiaries or a “parent corporation”, unless (A) at the time such Incentive Stock Option is granted the exercise price is at least 110% of the Fair Market Value of a share of Common Stock on the Date of Grant and (B) such Option by its terms is not exercisable after the expiration of five years from the Date of Grant. For purposes of this Section 5.2(e), “parent corporation” means a “parent corporation” of the Company, as defined in Section 424(e) of the Code.

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(iv)        To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its Subsidiaries and parent corporations exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options. The Board shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Participant’s Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination is made.

(v)        Each Participant awarded an Incentive Stock Option shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any shares of Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Common Stock before the later of (i) two years after the Date of Grant of the Incentive Stock Option or (ii) one year after the date of exercise of the Incentive Stock Option.

(vi)        Except in the case of death, an Option will not be treated as an Incentive Stock Option unless at all times beginning on the Date of Grant and ending on the day three months (one year in the case of a Participant who is “disabled” within the meaning of Section 22(e)(3) of the Code) before the date of exercise of the Option, the Participant is an employee of the Company or a parent corporation of the Company or a Subsidiary (or a corporation or a parent corporation or subsidiary corporation of such corporation issuing or assuming an Option in a transaction to which Section 424(a) of the Code applies).

(vii)        An Incentive stock option shall not be transferable (other than by will or the laws of dissent and distribution) by the Eligible Employee to whom the option was granted, and during the Eligible Employee’s lifetime is exercisable only by such Eligible Employee.

(viii)       In the event that an Option designated as Incentive Stock Options fails to meet or continue to meet the requirements of Section 422 of the Code, such Option shall be re-designated as a Nonqualified Stock Option.

(f)         Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

(g)        Stockholder Rights. No Participant shall have a right as a stockholder with respect to any share of Common Stock subject to an Option prior to purchase of such shares of Common Stock by exercise of the Option.

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ARTICLE VI

RESTRICTED STOCK AWARDS

6.1     Grant of Restricted Stock Awards. The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant a Restricted Stock Award to Eligible Employees, Consultants or Eligible Directors. Restricted Stock Awards shall be awarded in such number and at such times during the term of this Plan as the Board shall determine. Each Restricted Stock Award shall be subject to an Award Agreement setting forth the terms of such Restricted Stock Award and may be evidenced in such manner as the Board deems appropriate, including without limitation, a book-entry registration or issuance of a stock certificate or certificates.

6.2     Conditions of Restricted Stock Awards. The grant of a Restricted Stock Award shall be subject to the following:

(a)   Restriction Period. Restricted Stock Awards shall be subject to such time- and/or performance-based restrictions as the Board shall determine and set forth in the applicable Award Agreement. Restricted Stock Awards granted to an Eligible Employee may require the holder to remain in the employment of the Company, a Subsidiary, or an Affiliated Entity for a prescribed period. Restricted Stock Awards granted to Consultants or Eligible Directors may require the holder to provide continued services to the Company for a period of time. In addition to or in lieu of any time vesting conditions determined by the Board vesting and/or the grant of Restricted Stock Awards may be subject to the achievement by the Company of specified performance criteria as may from time to time be established by the Board. Upon the fulfillment of any specified vesting conditions, the Restriction Period shall expire, and the restrictions imposed by the Board shall lapse with respect to the shares of Common Stock covered by the Restricted Stock Award or portion thereof.

(b)   Restrictions. The holder of a Restricted Stock Award may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the shares of Common Stock represented by the Restricted Stock Award during the applicable Restriction Period or prior to the fulfillment of any other specified vesting conditions. The Board shall impose such other restrictions and conditions on any shares of Common Stock covered by a Restricted Stock Award as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing shares of Common Stock covered by a Restricted Stock Award to give appropriate notice of such restrictions.

(c)   Rights as Stockholders. Unless otherwise provided in the Award Agreement, during any Restriction Period (and prior to the fulfillment of any other specified vesting conditions), the Participant shall have all of the rights of a stockholder with respect to the shares, including, but not by way of limitation, the right to vote such shares and to receive dividends. If any dividends or other distributions are paid in shares of Common Stock, all such shares shall be subject to the same risk of forfeiture and same restrictions on transferability as the shares of Common Stock covered by the Restricted Stock Award with respect to which they were paid.

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ARTICLE VII

RESTRICTED STOCK UNITS

7.1     Grant of Restricted Stock Units. The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant Restricted Stock Units to Eligible Employees, Consultants or Eligible Directors. Restricted Stock Units shall be awarded in such number and at such times during the term of this Plan as the Board shall determine. Each Award of Restricted Stock Units shall be subject to an Award Agreement setting forth the terms of such Award of Restricted Stock Units. A Participant shall not be required to make any payment for Restricted Stock Units.

7.2     Conditions of Restricted Stock Units. The grant of Restricted Stock Units shall be subject to the following:

(a)   Restriction Period. Restricted Stock Units shall be subject to such time- and/or performance-based restrictions as the Board shall determine and set forth in the applicable Award Agreement. Restricted Stock Units granted to an Eligible Employee may require the holder to remain in the employment of the Company, a Subsidiary, or an Affiliated Entity for a prescribed period. Restricted Stock Units granted to Consultants or Eligible Directors may require the holder to provide continued services to the Company for a period of time. In addition to or in lieu of any time vesting conditions determined by the Board vesting and/or the grant of Restricted Stock Units may be subject to the achievement by the Company of specified performance criteria as may from time to time be established by the Board. Upon the fulfillment of any specified vesting conditions, the Restriction Period shall expire, and the restrictions imposed by the Board shall lapse with respect to the Restricted Stock Units.

(b)   Lapse of Restrictions. The Participant shall be entitled to receive one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the Award Agreement upon settlement of a Restricted Stock Unit for which the restrictions have lapsed.

(c)   Cash Dividend Rights and Dividend Unit Rights. The Board may, in its sole discretion, grant a tandem Cash Dividend Right or Dividend Unit Right grant with respect to Restricted Stock Units. A grant of Cash Dividend Rights may provide that such Cash Dividend Rights shall be paid directly to the Participant at the time of payment of the related dividend, be credited to a bookkeeping account subject to the same vesting and payment provisions as the tandem Award (with or without interest in the sole discretion of the Board), or be subject to such other provisions or restrictions as determined by the Board in its sole discretion. A grant of Dividend Unit Rights may provide that such Dividend Unit Rights shall be subject to the same vesting and payment provisions as the tandem Award or be subject to such other provisions and restrictions as determined by the Board in its sole discretion.

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ARTICLE VIII

STOCK APPRECIATION RIGHTS

8.1     Grant of SARs. The Board may from time to time, in its sole discretion, subject to the provisions of this Plan and subject to other terms and conditions as the Board may determine, grant a SAR to any Eligible Employee, Consultant or Eligible Director. SARs may be granted in tandem with an Option, in which event, the Participant has the right to elect to exercise either the SAR or the Option. Upon the Participant’s election to exercise one of these Awards, the other tandem Award is automatically terminated. SARs may also be granted as an independent Award separate from an Option. Each grant of a SAR shall be evidenced by an Award Agreement executed by the Company and the Participant and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of this Plan. The exercise price of the SAR shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant of the SAR.

8.2     Exercise and Payment. SARs granted under this Plan shall be exercisable in whole or in installments and at such times as shall be provided by the Board in the Award Agreement. Exercise of a SAR shall be by written notice to the Secretary of the Company at least two business days in advance of such exercise (or such lesser period of time as the Board may require). The amount payable with respect to each SAR shall be equal in value to the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR. Payment of amounts attributable to a SAR shall be made in cash or in shares of Common Stock, as provided by the terms of the applicable Award Agreement.

8.3     Restrictions. In the event a SAR is granted in tandem with an Incentive Stock Option, the Board shall use commercially reasonable efforts to subject the SAR to restrictions necessary to ensure satisfaction of the requirements under Section 422 of the Code. In the case of a SAR granted in tandem with an Incentive Stock Option to an Eligible Employee who owns more than 10% of the combined voting power of the Company or its Subsidiaries or a “parent corporation” (as defined in Section 424(e) of the Code) on the date of such grant, the amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR, which exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the SAR is granted.

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ARTICLE IX

PERFORMANCE UNITS

9.1     Grant of Awards. The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant Performance Units to Eligible Employees, Consultants and Eligible Directors. Each Award of Performance Units shall be evidenced by an Award Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of Section 9.2.

9.2     Conditions of Awards. Each Award of Performance Units shall be subject to the following conditions:

(a)   Establishment of Award Terms. Each Award shall state the target, maximum and minimum value of each Performance Unit payable upon the achievement of performance goals.

(b)   Achievement of Performance Goals. The Board shall establish performance targets for each Award based upon such operational, financial or performance criteria determined by the Board. The Board shall also establish such other terms and conditions as it deems appropriate to such Award. The Award may be paid out in cash or Common Stock as determined in the sole discretion of the Board.

ARTICLE X

PERFORMANCE BONUS

10.1   Grant of Performance Bonus. The Board may from time to time, subject to the provisions of this Plan and such other terms and conditions as the Board may determine, grant a Performance Bonus to certain Eligible Employees selected for participation. The Board will determine the amount that may be earned as a Performance Bonus upon the achievement of one or more performance targets established by the Board. The Board shall select the applicable performance target(s) for each period in which a Performance Bonus is awarded. The performance target(s) shall be based upon such operational, financial or performance criteria determined by the Board.

10.2   Payment of Performance Bonus. In order for any Participant to be entitled to payment of a Performance Bonus, the applicable performance target(s) established by the Board must first be obtained or exceeded. Payment of a Performance Bonus may be made in cash or shares of Common Stock, as provided by the terms of the applicable Award Agreement.

ARTICLE XI

STOCK AWARDS AND OTHER INCENTIVE AWARDS

11.1   Grant of Stock Awards. The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant Stock Awards of shares of Common Stock not subject to vesting or forfeiture restrictions to Eligible Employees, Consultants or Eligible Directors. Stock Awards shall be awarded with respect to such number of shares of Common Stock and at such times during the term of this Plan as the Board shall determine. Each Stock Award shall be subject to an Award Agreement setting forth the terms of such Stock Award. The Board may in its sole discretion require a Participant to pay a stipulated purchase price for each share of Common Stock covered by a Stock Award.

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11.2   Grant of Other Incentive Awards. The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant Other Incentive Awards to Eligible Employees, Consultants or Eligible Directors. Other Incentive Awards may be granted based upon, payable in or otherwise related to, in whole or in part, shares of Common Stock if the Board, in its sole discretion, determines that such Other Incentive Awards are consistent with the purposes of this Plan. Such Awards may include, but are not limited to, Common Stock awarded as a bonus, dividend equivalents, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon the Company’s performance or any other factors designated by the Board, and awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified subsidiaries. Long-term cash Awards also may be made under this Plan. Cash Awards also may be granted as an element of or a supplement to any Awards permitted under this Plan. Awards may also be granted in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensation arrangements, subject to any applicable provision under Section 16 of the Exchange Act. Each grant of an Other Incentive Award shall be evidenced by an Award Agreement that shall specify the amount of the Other Incentive Award and the terms, conditions, restrictions and limitations applicable to such Award. Payment of Other Incentive Awards shall be made at such times and in such form, which may be cash, shares of Common Stock or other property (or a combination thereof), as established by the Board, subject to the terms of this Plan.

ARTICLE XII

STOCK ADJUSTMENTS

12.1   Recapitalizations and Reorganizations. In the event that the shares of Common Stock, as constituted on the Effective Date, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, spin-off, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or a dividend on the shares of Common Stock, or if rights or warrants to purchase securities of the Company shall be issued to holders of all outstanding Common Stock, then the maximum number and kind of shares of Common Stock available for issuance under this Plan, the maximum number and kind of shares of Common Stock for which any individual may receive Awards in any calendar year under this Plan, the number and kind of shares of Common Stock covered by outstanding Awards, and the price per share or the applicable market value or performance target of such Awards will be appropriately adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights under such Awards. Notwithstanding the provisions of this Section 12.1, (i) the number and kind of shares of Common Stock available for issuance as Incentive Stock Options under this Plan shall be adjusted only in accordance with the applicable provisions of Sections 422 and 424 of the Code and the regulations thereunder, and (ii) outstanding Awards and Award Agreements shall be adjusted in accordance with (A) Sections 422 and 424 of the Code and the regulations thereunder with respect to Incentive Stock Options and (B) Section 409A of the Code with respect to Nonqualified Stock Options, SARs and, to the extent applicable, other Awards. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to this Plan, or in any Award, theretofore granted, such adjustments shall be made in accordance with such determination. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

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12.2   Adjustments Upon Change of Control Event. Upon the occurrence of a Change of Control Event, the Board, in its sole discretion, without the consent of any Participant or holder of the Award, and on such terms and conditions as it deems appropriate, may take any one or more of the following actions in connection with such Change of Control Event:

(a)        provide for either (i) the termination of any Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction or event, the Board determines in good faith that no amount would have been attained upon the realization of the Participant’s rights, then such Award may be terminated by the Board without payment) or (ii) the replacement of such Award with other rights or property selected by the Board in its sole discretion;

(b)        provide that such Award be assumed by a successor or survivor entity, or a parent or subsidiary thereof, or be exchanged for similar rights or awards covering the equity of the successor or survivor, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of equity interests and prices;

(c)        make adjustments in the number and type of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Awards or in the terms and conditions of, and the vesting criteria included in, outstanding Awards, or both;

(d)        accelerate any vesting schedule to which an Award is subject;

(e)        provide that such Award shall be payable, notwithstanding anything to the contrary in this Plan or the applicable Award Agreement; and/or

(f)         provide that the Award cannot become payable after such event, i.e., shall terminate upon such event.

Notwithstanding the foregoing, any such action contemplated under this Section 12.2 shall be effective only to the extent that such action will not cause any Award that is designed to satisfy Section 409A of the Code to fail to satisfy such section.

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ARTICLE XIII

GENERAL

13.1   Effective Date; Amendment or Termination of this Plan. This Plan shall become effective upon approval by the Board, which shall be the Effective Date. The subsequent approval by the stockholders of the Company at a meeting duly called thereafter shall be required to ratify the Plan but will not alter the Effective Date. The Board, in its sole discretion, may alter, suspend or terminate this Plan, or any part thereof, at any time and for any reason; provided, however, that if an amendment to this Plan (i) would materially increase the aggregate number of shares of Common Stock available under this Plan (except by operation of Article XII), (ii) would materially modify the requirements as to eligibility for participation in this Plan, (iii) would materially increase the benefits to Participants provided by this Plan, (iv) would modify the provisions of Section 4.1(g), or (v) must otherwise be approved by the stockholders of the Company in order to comply with applicable law or the rules of the Nasdaq Stock Market or, if the Common Stock is not traded on the Nasdaq Stock Market, the principal national securities exchange upon which the Common Stock is traded or quoted, then such amendment will be subject to stockholder approval and in addition, subject to any other requirement of stockholder approval required by applicable law, rule or regulation, including, without limitation, Section 422 of the Code and the rules of the applicable securities exchange. Unless terminated earlier by the Board pursuant to this Section 13.1, the authority to grant new Awards under this Plan will terminate on the tenth anniversary of the Effective Date, with this Plan otherwise to remain in effect until such time as no shares of Common Stock remain available for delivery under this Plan and the Company has no further rights or obligations under this Plan with respect to outstanding Awards.

13.2   Transferability.

(a)      Except as provided in Section 13.2(b) hereof or as otherwise determined by the Board, Awards under this Plan shall not be assignable or transferable by the Participant, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, in the event of the death of a Participant, except as otherwise provided by the Board in an Award Agreement, an outstanding Award may be exercised by or shall become payable to the Participant’s legatee or legatees of such Award designated under the Participant’s last will or by such Participant’s executors, personal representatives or distributees of such Award in accordance with the Participant’s will or the laws of descent and distribution. The Board may provide in the terms of an Award Agreement or in any other manner prescribed by the Board that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death.

(b)     The Board may, in its discretion, authorize all or a portion of the Nonqualified Stock Options granted under this Plan to be on terms which permit transfer by the Participant to (i) the ex-spouse of the Participant pursuant to the terms of a domestic relations order, (ii) the spouse, children or grandchildren of the Participant (“Immediate Family Members”), (iii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iv) a partnership or limited liability company in which such Immediate Family Members are the only partners or members. In addition there may be no consideration for any such transfer. The Award Agreement pursuant to which such Nonqualified Stock Options are granted must expressly provide for transferability in a manner consistent with this Section 13.2 for such transferability to be applicable. Subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except as set forth below in this Section 13.2(b). Following transfer, any such Nonqualified Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 5.2(c)(ii) or similar provisions of an Award Agreement the term “Participant” shall be deemed to refer to the transferee. The events of termination of employment of Section 5.2(c)(ii) or similar provisions of an Award Agreement shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 5.2(c)(ii). No transfer pursuant to this Section 13.2(b) shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer together with such other documents regarding the transfer as the Board shall request. With the exception of a transfer in compliance with the foregoing provisions of this Section 13.2(b), all other types of Awards authorized under this Plan shall be transferable only by will or the laws of descent and distribution; however, no such transfer shall be effective to bind the Company unless the Board has been furnished with written notice of such transfer and an authenticated copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of such Award.

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13.3   Withholding Taxes. Unless otherwise paid by the Participant, the Company, its Subsidiaries or any of its Affiliated Entities shall be entitled to deduct from any payment under this Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Participant to pay to it such tax prior to and as a condition of the making of such payment, and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Awards. In accordance with any applicable administrative guidelines it establishes, the Board may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by (i) directing the Company to withhold from any payment of the Award a number of shares of Common Stock having a Fair Market Value on the date of payment up to the maximum amount of the required withholding taxes or (ii) delivering to the Company previously owned shares of Common Stock having a Fair Market Value on the date of payment up to the maximum amount of the required withholding taxes. However, any payment made by the Participant pursuant to either of the foregoing clauses (i) or (ii) shall not be permitted if it would result in an adverse accounting charge with respect to such shares used to pay such taxes unless otherwise approved by the Board.

13.4    [Reserved.]

13.5    Amendments to Awards. Subject to the limitations of Article IV and the other terms and conditions of this Plan, such as the prohibition on repricing of Options, the Board may at any time unilaterally amend the terms of any Award Agreement, whether or not currently exercisable or vested, to the extent it deems appropriate. However, amendments which are adverse to the Participant shall require the Participant’s consent.

13.6    Regulatory Approval and Listings. In the sole discretion of the Board, the Company may file with the Securities and Exchange Commission and keep continuously effective, a Registration Statement on Form S-8 with respect to shares of Common Stock subject to Awards hereunder. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue shares of Common Stock under this Plan prior to the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Board shall, in its sole discretion, determine to be necessary or advisable. In addition, and notwithstanding anything contained in this Plan to the contrary, at such time as the Company is subject to the reporting requirements of Section 12 of the Exchange Act, the Company shall have no obligation to issue shares of Common Stock under this Plan prior to:

(a)      the admission of such shares to listing on the stock exchange on which the Common Stock may be listed; and

(b)      the completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body which the Board shall, in its sole discretion, determine to be necessary or advisable.

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13.7       Right to Continued Employment or Other Service. Participation in this Plan shall not give any Eligible Employee, Consultant or Eligible Director any right to remain in the employ or other service of the Company, any Subsidiary, or any Affiliated Entity. The Company or, in the case of employment or other service with a Subsidiary or an Affiliated Entity, the Subsidiary or Affiliated Entity reserves the right to terminate any Eligible Employee, Consultant or Eligible Director at any time. Further, the adoption of this Plan shall not be deemed to give any Eligible Employee, Consultant, Eligible Director or any other individual any right to be selected as a Participant or to be granted an Award.

13.8       Reliance on Reports. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with this Plan by any person or persons other than himself or herself. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

13.9       Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in this Plan are for the convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

13.10     Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware except as superseded by applicable federal law.

13.11    Other Laws. The Board may refuse to issue or transfer any shares of Common Stock or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. In addition, by accepting or exercising any Award granted under this Plan (or any predecessor plan), the Participant agrees to abide and be bound by any policies adopted by the Company pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or exchange listing standards promulgated thereunder calling for the repayment and/or forfeiture of any Award or payment resulting from an accounting restatement. Such repayment and/or forfeiture provisions shall apply whether or not the Participant is employed by or affiliated with the Company.

13.12    No Trust or Fund Created. Neither this Plan nor an Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that a Participant acquires the right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company.

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13.13   Section 409A of the Code.

(a)       To the extent applicable, it is intended that this Plan and all Awards hereunder comply with, or be exempt from, the requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, and that this Plan and all Award Agreements shall be interpreted and applied by the Board in a manner consistent therewith. In the event that any (i) provision of this Plan or an Award Agreement, (ii) Award, payment, transaction or (iii) other action or arrangement contemplated by the provisions of this Plan is determined by the Board to not comply with the applicable requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, the Board shall have the authority to take such actions and to make such changes to this Plan or an Award Agreement as the Board deems necessary to comply with such requirements without the consent of the Participant.

(b)       No payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under this Plan or an Award Agreement upon a termination of employment or other service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code.

(c)       Notwithstanding the foregoing or anything elsewhere in this Plan or an Award Agreement to the contrary, if a Participant is a “specified employee” as defined in Section 409A of the Code at the time of termination of service with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Award shall be deferred until the date that is six months plus one day following the date of the Participant’s termination or, if earlier, the Participant’s death (or such other period as required to comply with Section 409A).

(d)       Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of Section 409A of the Code, and in no event whatsoever shall the Company be liable for, or indemnify or hold harmless the Participant for, any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

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01 - Firman Leung 04 - Jack Theeler 02 - Nancy Callahan 03 - Diane Davis For Against Abstain For Against Abstain For Against Abstain 1UPX For Against Abstain Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03GRUC + + Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5. A 2. Approval of 2020 Long-Term Incentive Plan 3. Advisory vote on executive compensation of named executive officers 1. Election of directors. For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q 2021 Annual Meeting Proxy Card — Voting Common Stock For Against Abstain 4. Ratification of appointment of independent registered public accounting firm 5. To authorize adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve and adopt the proposals listed above For a term expiring in 2024 For a term expiring in 2022 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 505730 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Δ≈ You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/MDH or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/MDH Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/MDH Notice of 2021 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — June 29, 2021 Michael Minnich or A. Michael Salem, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Midwest Holding Inc. to be held on June 29, 2021 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted in accordance with the directions of the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Director nominees stated herein and FOR items 2, 3, 4 and 5. Please note that the proposal numbers stated on the reverse side correspond to the proposal numbers used in the proxy statement. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. (Items to be voted appear on reverse side) Midwest Holding Inc. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Change of Address — Please print new address below. Comments — Please print your comments below. Non-Voting Items C + + Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/MDH The 2021 Annual Meeting of Shareholders of Midwest Holding Inc. will be held on Tuesday, June 29, 2021 at 10:00 A.M. CDT, virtually via the internet at www.meetingcenter.io/250555526. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — MDH2021.